Registration Nos. 33-38766 and 811-6239

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933[ X ]

                         Pre-Effective Amendment No. [ ]

                      Post-Effective Amendment No. 14 [ X ]

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                  OF 1940 [ X ]

                             Amendment No. 13 [ X ]

                             TAX-FREE FUND FOR UTAH
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

                                EDWARD M.W. HINES
                         Hollyer Brady Smith & Hines LLP
                          551 Fifth Avenue, 27th Floor
                            New York, New York 10176
                     (Name and Address of Agent for Service)

 It is proposed that this filing will become effective (check appropriate box):
 ---
[___] immediately upon filing pursuant to paragraph (b)
[_ _] on (date) pursuant to paragraph (b)
[___] 60 days after filing pursuant to paragraph (a)(i)
[_X_] on October 31, 2002 pursuant to paragraph (a)(i)
[___] 75 days after filing pursuant to paragraph (a)(ii)
[___] on (date) pursuant to paragraph (a)(ii) of Rule 485.
[___] This post-effective amendment designates a new effective date for a previous post-effective amendment.

                             Tax-Free Fund For Utah
                         380 Madison Avenue, Suite 2300
                               New York, NY 10017
                                  800-437-1020
                                  212-697-6666

                                   Prospectus

Class A Shares                                                 October 31, 2002
Class C Shares



Tax-Free Fund For Utah is a mutual fund that seeks to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital. The Fund invests in municipal obligations that pay interest exempt from Utah state and regular Federal income taxes and are of investment grade quality.

For purchase, redemption or account inquiries contact the Fund's Shareholder Servicing Agent:

             PFPC Inc.* 400 Bellevue Parkway * Wilmington, DE 19809
                             800-437-1000 toll free

                    For general inquiries & yield information
                     800-437-1020 toll free or 212-697-6666

The Securities and Exchange Commission has not approved or disapproved the Fund's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

  TABLE OF CONTENTS


The Fund's Objective, Investment Strategies
and Main Risks................................
Risk/Return Bar Chart and Performance Table ..
Fees and Expenses of the Fund.................
Investment of the Fund's Assets...............
Fund Management...............................
Net Asset Value per Share.....................
Purchases ....................................
Redeeming Your Investment.....................
Alternate Purchase Plans......................
Dividends and Distributions...................
Tax Information...............................
Financial Highlights..........................

           The Fund's Objective, Investment Strategies and Main Risks

"What is the Fund's objective?"

         The Fund's objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.

"What is the Fund's investment strategy?"

         The Fund invests in tax-free municipal obligations which pay interest exempt from Utah state and regular Federal income taxes. We call these "Utah Double-Exempt Obligations." At least 80% of the Fund's net assets will always consist of obligations issued by the State of Utah, its counties and various other local authorities. These obligations can be of any maturity, but the Fund's average portfolio maturity has traditionally been between 10 and 20 years.

     At the time of purchase, the Fund's Utah Double-Exempt Obligations must be of investment grade quality. This means that they must either

     * be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

     * if unrated, be determined to be of comparable quality by the Fund's Manager, Aquila Management Corporation.


         The Manager selects obligations for the Fund's portfolio to best achieve the Fund's objectives. The Manager evaluates specific obligations for purchase by considering various characteristics including quality, maturity and coupon rate.


         The interest paid on certain types of Utah Double-Exempt Obligations may be subject to the Federal alternative minimum tax ("AMT"). As a fundamental policy of the Fund, at least 80% of the Fund's net assets must be invested in Utah Double-Exempt Obligations whose interest is not subject to AMT.

"What are the main risks of investing in the Fund?"

         Among the risks of investing in shares of the Fund and its portfolio of securities are the following:

         Loss of money is a risk of investing in the Fund.

         The Fund's assets, being primarily or entirely Utah issues, are subject to economic and other conditions affecting Utah. Adverse local events, such as a downturn in the Utah economy, could affect the value of the Fund's portfolio.

         There are two types of risk associated with any fixed-income debt securities such as Utah Double-Exempt Obligations: interest rate risk and credit risk.

* Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Utah Double-Exempt Obligations, will normally decline. All fixed-rate debt securities, even the most highly rated Utah Double-Exempt Obligations, are subject to interest rate risk. Utah Double-Exempt Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

* Credit risk relates to the ability of the particular issuers of the Utah Double-Exempt Obligations the Fund owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

         An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers.

                             TAX-FREE FUND FOR UTAH
                   RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in Tax-Free Fund For Utah by showing changes in performance of the Fund's Class A Shares from year to year over a nine-year period and the table shows how the Fund's average annual returns for the periods indicated compare to a broad measure of market performance. The table also shows the effect of taxes on the Fund's returns by presenting after-tax returns for Class A Shares. These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return after taxes on distributions and redemptions" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and distributions. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


[Bar Chart]
Annual Total Returns
1993-2000


20%
18%            18.79
16%             XXXX
14% 12.54       XXXX
12% XXXX        XXXX                           10.95%
10% XXXX        XXXX        8.62%              XXXX
 8% XXXX        XXXX        XXXX               XXXX
 6% XXXX        XXXX  4.21  XXXX  5.71         XXXX
 4% XXXX        XXXX  XXXX  XXXX  XXXX         XXXX
 2% XXXX        XXXX  XXXX  XXXX  XXXX         XXXX
 0% XXXX        XXXX  XXXX  XXXX  XXXX         XXXX
-2%       XXXX                          XXXX
-4%       XXXX                          XXXX
-6%       XXXX                         -5.20
         -6.45
    1993  1994  1995  1996  1997  1998  1999   2000    2001

             Calendar Years


During the period shown in the bar chart, the highest return for a quarter was 9.61% (quarter ended March 31, 1995) and the lowest return for a quarter was -6.40% (quarter ended March 31, 1994).

The year-to-date (from January 1, 2002 to September 30, 2002) total return was ***% for Class A Shares and ***% for Class C Shares.

Note: The Fund's Class A Shares are sold subject to a maximum 4% sales load which is not reflected in the bar chart. If the sales load were reflected, returns would be less than those shown above.


                     Average Annual Total Return


For the period                                           Since
ended December 31, 2001             1 Year    5 Years    Inception

Tax-Free Fund For Utah
Class A Shares(1)

   Return before taxes               2.95%     4.31%       5.41%
   Return after taxes on
     Distributions                   ***        ***         ***
   Return after taxes on
     Distributions and
     Redemptions                     ***        ***         ***

Tax-Free Fund For Utah
Class C Shares

Return before taxes                  5.31%(2)  4.12%     4.64%

Lehman Brothers
Municipal Bond Index(3)               ***       ***      ***(Class A)
                                      ***       ***      ***(Class C)

(1) The average annual total returns shown for Class A shares reflect the maximum 4% sales load.

(2) The average annual total return for Class C shares for one year assumes redemption at the end of the year and payment of 1% CDSC.

(3) The Lehman Brothers Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade long-term municipal securities of issuers throughout the United States.

                             TAX-FREE FUND FOR UTAH
                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                        Class A         Class C
                                        Shares          Shares

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price).......4.00%        None

Maximum Deferred Sales Charge (Load).    None(1)       1.00%(2)
(as a percentage of the lesser of
redemption value or purchase price)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends or
Distributions
 (as a percentage of offering price)..   None         None
Redemption Fees.......................   None         None
Exchange Fee.........................    None         None

Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)

Management Fee(3).....................  0.50%        0.50%
Distribution and/or Service
 (12b-1) Fee..........                  0.20%        0.75%
All Other Expenses:
 Service Fee......................None      0.25%
 Other Expenses(4)...............0.36%      0.36%
 Total All Other Expenses(4).....     0.36%        0.61%
Total Annual Fund
 Operating Expenses (4)...........    1.06%        1.86%


(1) If you buy Class A Shares in transactions of $1 million or more there is no sales charge but you will be subject to a contingent deferred sales charge of up to 1% if you redeem your shares during the first two years after purchase and
0.50 of 1% during the third and fourth years after purchase. Certain other purchases may be subject to a deferred sales charge.

 (2) A contingent deferred sales charge of 1% is imposed on the redemption proceeds of the shares if redeemed during the first 12 months after purchase.

 (3) The Fund pays the Manager an advisory fee at the annual rate of 0.50% of 1% of average annual net assets of which all is being waived.

 (4) At present, fees are being waived by the Manager. It is anticipated that once the asset size of the Fund reaches approximately $100 million, these waivers may no longer be necessary. Also, operating expenses are being subsidized through reimbursement by the Manager. This subsidy is being phased out progressively so that the Fund will bear its own expenses, other than management fees, once its asset size reaches approximately $100 million. The undertakings of the Manager as to fee waivers and the practices of the Manager as to expense reimbursement may operate to reduce the fees and expenses of the Fund in order for the Fund to maintain a competitive yield. These waivers and reimbursements can be discontinued at any time. The expense ratios for the fiscal year ended June 30, 2002 after giving effect to the waivers including waivers by the former sub-adviser and the 0.06% expense offset for uninvested cash balances were incurred at the following annual rates: for Class A Shares, management fee, 0.00%; 12b-1 fee, 0.14%; other expenses, 0.26%, for total operating expenses of 0.40%; for Class C Shares, management fee, 0.00%; 12b-1 fee, 0.75%; service fee, 0.25%; other expenses, 0.28%, for total operating expenses of 1.28%.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                     1 year     3 years     5 years     10 years

Class A Shares......$504        $724         $961      $1,642
Class C Shares......$289        $585       $1,006      $1,778(5)

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares......$189        $585       $1,006      $1,778(5)

  (5) Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. Over time, long-term Class C Shareholders could pay the economic equivalent of an amount that is more than the maximum front-end sales charge allowed under applicable regulations because of the 12b-1 fee and service fee. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                         Investment of the Fund's Assets

"Is the Fund right for me?"

         The shares of the Fund are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Utah state and regular Federal income taxes.

Utah Double-Exempt Obligations

         The Fund invests in Utah Double-Exempt Obligations, which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Utah income taxes other than taxes on corporations. They include obligations of Utah issuers and certain non-Utah issuers, of any maturity.

         The obligations of non-Utah issuers that the Fund can purchase as Utah Double-Exempt Obligations are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico, the Virgin Islands and, currently, states other than Utah. Interest paid on these obligations is currently exempt from regular Federal and Utah income taxes other than taxes on corporations. The Fund purchases the obligations of these issuers only when obligations of Utah issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable. The exemption from Utah income taxes for interest paid on obligations of states other than Utah will cease on January 1, 2003.


Municipal Obligations

         Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

         There are two principal classifications of municipal obligations:
"notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

         The various public purposes for which municipal obligations are issued include:

         *        obtaining funds for general operating expenses,
         *        refunding outstanding obligations,
         * obtaining funds for loans to other public institutions and facilities, and
         * funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Municipal obligations include:

         *        tax, revenue or bond anticipation notes,
         *        construction loan notes,
         * project notes, which sometimes carry a U.S. government guarantee,
         * municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and
         *        floating and variable rate demand notes.

[PICTURE PAGE]

[PICTURE]
Intermountain Power Agency(IPA)
[PICTURE]
Dixie Center, Washington County
[PICTURE]
Utah Transit Authority, Light Rail

[LOGO]
TAX-FREE FUND FOR UTAH
[PICTURE]
University of Utah

[PICTURE]
Salt Lake City International Airport
[PICTURE]
Clearfield City Building
[PICTURE]
Single Family Mortgage Bonds for Utah Housing



The Fund invests in tax-free municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Utah. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations which financed these particular projects were included in the Fund's portfolio as of July 1, 2002 and together represented 21.5% of the Fund's portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.

"What factors may affect the value of the Fund's investments and their yields?"

         Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Fund's portfolio. Any such change may have different effects on short-term and long-term Utah Double-Exempt Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Fund may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Fund's objective, preservation of capital, it may also result in a lower level of income.

"What are the main risk factors and special considerations regarding investment in Utah Double-Exempt Obligations?"

         The following is a discussion of the general factors that might influence the ability of Utah issuers to repay principal and interest when due on Utah Double-Exempt Obligations that the Fund owns. The Fund has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.

         Utah's economy is dominated by service industries, trade, government and various manufacturing sectors. While Utah's economy has significantly outperformed the national economy for several years, and its overall employment growth rate in recent years has ranked among the highest in the nation, there can be no assurance that such conditions will continue in the future.

         The population of the State has increased in recent years, with the increase being attributable to both natural population increase and net in-migration. From fiscal years 1984 through 1989 the State experienced out-migration because of an economy outpaced by the growth of its labor force and a decline in the State's energy producing industries. It is not known at the present time whether current trends will continue. Utah has more school-age children and fewer working adults, as a percentage of its population, than any other state; hence, to pay the State's education costs, Utah households pay more in state and local taxes per household than the national average. This current relatively high level of taxation could adversely affect the ability of Utah issuers to raise taxes substantially or at all.

         A large percentage of the land in Utah is owned by the Federal Government or included in Indian reservations, thereby reducing the tax base of the State and its political subdivisions. Some communities in the State contain major industries heavily dependent on defense-related government contracts for their revenues. The termination of such government contracts could increase unemployment and reduce taxes paid by such industries.

         The ability of Utah and its political subdivisions to borrow money and to levy and collect taxes is limited by constitutional and statutory restrictions such as debt limitations and limitations on revenue increases. In recent years attempts have been made by popular initiative to further restrict the borrowing and taxing capacity of the State and its political subdivisions. It is not possible to predict whether any such proposals will be enacted in the future or their possible impact on State or local government financing.

         The State receives revenues from three principal sources: (a) taxes and licenses; (b) Federal grants-in-aid; and (c) fees, the State's share of mineral royalties, bonuses on Federal land and other miscellaneous charges and receipts. A substantial portion of revenues come from sales taxes. The State collects an individual income tax and a corporate franchise tax, but all net revenues from such taxes are distributed to local school districts.

         Local governments are heavily dependent on ad valorem property tax revenues, but also can receive revenues from other local taxes and fees. There can be no assurance that a material downturn in the State's economy, with the resulting impact on State and local finances, will not adversely affect the market value of the Utah Double-Exempt Obligations held in the Fund or the ability of the respective obligors to make debt service payments on such Utah Double-Exempt Obligations.

         The availability of water is a significant concern in Utah. During the past decade the State has experienced periods of both flooding and drought. Water issues will likely affect the growth and prosperity of the State in the future.

         The Utah Double-Exempt Obligations in which the Fund may invest from time to time include general obligation bonds, revenue bonds, industrial revenue bonds and special tax assessment bonds, and the sensitivity of each of these types of investments to the general and economic factors discussed above may vary significantly. No assurance can be given as to the effect, if any, that these factors, individually or in the aggregate, may have on any individual Utah Double-Exempt Obligations or on the Fund as a whole.


                                 Fund Management

"How is the Fund managed?"

         Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Fund's investment adviser under an Advisory and Administration Agreement. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund, either keeping the accounting records of the Fund or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Fund, maintaining the Fund's books and records and providing other administrative services.

         The Manager provides the Fund with local advisory services.

         Under the Advisory and Administration Agreement, the Manager provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the Manager's expense, pricing of the Fund's portfolio daily.


         During the fiscal year ended June 30, 2001, the Fund accrued management fees to the Manager at the annual rate of 0.50 of 1% of its average annual net assets.

Information about the Manager


         The Fund's Manager is founder and Manager and/or administrator of each fund in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and an equity fund. As of September 30, 2002, these funds had aggregate assets of approximately $*** billion, of which approximately $*** billion consisted of assets of the tax-free municipal bond funds. The Manager, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through a trust and through share ownership by his wife.


         Kimball L. Young, Senior Vice President of the Fund since 1997 and Vice President from 1992 to 1997, and Thomas S. Albright, Vice President, co-manage the Fund's portfolio.

     Mr. Young was a principal of Lewis Young Robertson & Burningham, Inc., a broker/dealer providing public finance services to Utah local governments, from 1995 to 2001. He was Senior Vice President-Public Finance, Kemper Securities Inc., Salt Lake City, Utah from 1981 to 1992. He is an economics graduate of the University of Utah.



         Mr. Albright has been Senior Vice President and, as an employee of the Manager, Portfolio Manager of Churchill Tax-Free Fund of Kentucky, which has approximately $250 million in assets and similar investment objectives to those of the Fund, since July 1, 2000. He served in the same portfolio management capacity for that fund from 1995 to 2000 as an officer of Banc One Investment Advisors Corporation, that fund's former Sub-Adviser. From 1981 to 1995 he was employed by Liberty National Bank of Louisville, KY, where he was responsible for management of its investment portfolio. Mr. Albright attended the University of Louisville and has been involved in portfolio management since 1975.


                            Net Asset Value per Share

         The net asset value of the shares of each of the Fund's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Fund's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Fund's shares is based on portfolio market value, except that Utah Double-Exempt Obligations maturing in 60 days or less are generally valued at amortized cost. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                                    Purchases

"Are there alternate purchase plans?"

         The Fund provides individuals with alternate ways to purchase shares through two separate classes of shares (Class A and Class C). Although the classes have different sales charge structures and ongoing expenses, they both represent interests in the same portfolio of Utah Double-Exempt Obligations. You should choose the class that best suits your own circumstances and needs.

"Can I purchase shares of the Fund?"

         You can purchase shares of the Fund if you live in Utah or in one of the other states listed below. You should not purchase shares of the Fund if you do not reside in one of the following states. Otherwise, the Fund can redeem the shares you purchased. This may cause you to suffer a loss and may have tax consequences.

         Also, if you do not reside in Utah, dividends from the Fund may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Fund.


         On the date of this Prospectus, Class A Shares and Class C Shares are available only in:

*Utah * Arizona * Colorado *Florida * Hawaii * New York


         In addition, Class A Shares only are available in Wisconsin.

         The Fund and the Distributor may reject any order for the purchase of shares.

"How much money do I need to invest?"


Option I

     *    Initially, $1,000.


     *    Subsequently any amount (for investments in shares of the same class).

Option II

     *    $50 or more if an Automatic Investment Program is established.

     *    Subsequently any amount you specify of $50 or more.

     * You are not permitted to maintain both an Automatic Investment Program and an Automatic Withdrawal Plan simultaneously.

Under either option your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

"How do I purchase shares?"

You may purchase the Fund's shares:


     * through an investment broker or dealer, or a bank or financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

     * directly through the Distributor, by mailing payment to the Fund's Agent, PFPC Inc.

     * The price you will pay is net asset value plus a sales charge for Class A Shares and net asset value for Class C Shares. (See "What price will I pay for the Fund's shares?")

         All purchases of Class A Shares are subject to the applicable sales charge.

Opening an Account                                   Adding to an Account

* Make out a check for                               * Make out a check for
the investment amount                                the investment amount
payable to Tax-Free Fund                             payable to Tax-Free Fund
For Utah.                                            For Utah.



* Complete a New
Account Application                                  * Fill out the
which is available                                   pre-printed
with the Prospectus                                  stub attached
or upon request,                                     to the Fund's
indicating the features                              confirmations
you wish to authorize.                               or supply the
                                                     name(s) of account
                                                     owner(s),
                                                     the account number, and
                                                     the name of the Fund.


* Send your check and                                * Send your check and
completed New Account                                completed account
Application                                          information
to your dealer or                                    to your dealer or
to the Fund's                                        to the Fund's
Agent, PFPC Inc.                                     Agent, PFPC Inc.

         Unless you indicate otherwise, your investment will be made in Class A Shares.

"Can I transfer funds electronically?"

         You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

     * Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.


     * Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.


         Before you can transfer funds electronically, the Fund's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Fund may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                                              Redeeming Your Investment

         You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

         There is no minimum period for investment in the Fund, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

         If you own both Class A Shares and Class C Shares and do not specify which class you wish to redeem, we will redeem your Class A Shares.

Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

          Class C Shares held for less than 12 months (from the date of purchase); and

          CDSC Class A Shares

         Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

A redemption may result in a tax liability for you.

"How can I redeem my investment?"


By mail, send instructions to:

PFPC Inc.
Attn: Aquilasm Group of Funds
400 Bellevue Parkway
Wilmington, DE 19809

By telephone, call:
   ---------

800-437-1000


By FAX, send instructions to:

302-791-1777


For liquidity and convenience, the Fund offers expedited redemption.

Expedited Redemption Methods
(Non-Certificate Shares Only)

         You may request expedited redemption for any shares not issued in certificate form in two ways:

         1 By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

         a) to a Financial Institution account you have previously specified; or

         b) by check in the amount of $50,000 or less, mailed to the same name and address (which has been unchanged for the past 30 days) as the account from which you are redeeming. You may only redeem by check via telephone request once in any 7-day period.

         Telephoning the Agent

         Whenever you telephone the Agent, please be prepared to supply:

         account name(s) and number

         name of the caller

         the social security number registered to the account

         personal identification


         Note: Check the accuracy of your confirmation statements immediately upon receipt. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.


         2 By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent: PFPC Inc., by FAX at 302-791-1777 or by mail to 400 Bellevue Parkway, Wilmington, DE 19809. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:


         account name(s)

         account number

         amount to be redeemed

         any payment directions

         To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.

         The name(s) of the shareholder(s) on the Financial Institution account must be identical to those on the Fund's records of your account.

         You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method
(Certificate and Non-Certificate Shares)

         Certificate Shares. Mail to the Fund's Agent: (1) blank (unsigned) certificates for Class A Shares to be redeemed, (2) redemption instructions and (3) a stock assignment form.

         To be in "proper form," items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

         For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

         We may require additional documentation for certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record. The Agent may require signature guarantees if insufficient documentation is on file.

         We do not require a signature guarantee for redemptions up to $50,000, payable to the record holder, and sent to the address of record, except as noted above. In all other cases, signatures must be guaranteed.

         Your signature may be guaranteed by any:

         member of a national securities exchange

         U.S. bank or trust company

         state-chartered savings bank

         federally chartered savings and loan association

         foreign bank having a U.S. correspondent bank; or

         participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program
         ("SEMP") or the New York Stock Exchange, Inc. Medallion
         Signature Program ("MSP").

         A notary public is not an acceptable signature guarantor.

Non-Certificate Shares. You must use the Regular Redemption Method if you have not chosen Expedited Redemption to a predesignated Financial Institution account. To redeem by this method, send a letter of instruction to the Fund's Agent, which includes:

         account name(s)

         account number

         dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Fund)

         signature(s) of the registered shareholder(s) and

         signature guarantee(s), if required, as indicated above.

"When will I receive the proceeds of my redemption?"

         Redemption proceeds are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within 7 days.

Redemption                 Method of Payment         Charges

Under $1,000.              Check.                    None.

$1,000 or more.            Check, or wired or        None.
                           transferred through
                           the Automated Clearing
                           House to your Financial
                           Institution account, if
                           you so requested on
                           your New Account
                           Application or Ready
                           Access Features Form.


Through a                  Check or wire, to your    None. However
broker/dealer.             broker/dealer.            your broker/dealer
                                                     may charge a
                                                     fee.

         Although the Fund does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

         The Fund may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

         The Fund has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines an emergency exists which causes disposal of, or determination of the value of, the portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

         The Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

         Redemption proceeds may be paid in whole or in part by distribution of the Fund's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Are there any reinvestment privileges?"

         If you reinvest proceeds of redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

         The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment.

         Reinvestment will not alter the tax consequences of your original redemption.

"Is there an Automatic Withdrawal Plan?"

         It is only available for Class A Shares. Under an Automatic Withdrawal Plan you can arrange to receive a monthly or quarterly check in a stated amount, not less than $50.

                            Alternate Purchase Plans

"How do the different arrangements for Class A Shares and Class C Shares affect the cost of buying, holding and redeeming shares, and what else should I know about the two classes?"

         In this Prospectus the Fund provides you with two alternative ways to invest in the Fund through two separate classes of shares. All classes represent interests in the same portfolio of Utah Double-Exempt Obligations. The classes of shares offered to individuals differ in their sales charge structures and ongoing expenses, as described below. You should choose the class that best suits your own circumstances and needs.

                             Class A Shares            Class C Shares
                            "Front-Payment Class"     "Level-Payment Class"

Initial Sales              Class A Shares are          None. Class C
Charge                     offered at net asset        Shares are offered
                           value plus a maximum        at net asset value
                           sales charge of 4%,         with no sales charge
                           paid at the time of         payable at the time
                           purchase. Thus,             of purchase.
                           your investment is
                           reduced by the
                           applicable sales
                           charge.

Contingent                 None (except for            A maximum CDSC of
Deferred Sales             certain purchases of        1% is imposed upon
Charge ("CDSC")            $1 million or more          the redemption of
                           and certain other           Class C Shares held
                           purchases).                 for less than 12
                                                       months. No CDSC
                                                       applies to Class C
                                                       Shares acquired
                                                       through the
                                                       reinvestment of
                                                       dividends or
                                                       distributions.

Distribution and           A distribution              There is a level
Service Fees               fee of 0.20 of              charge for
                           of 1% is imposed on         distribution and
                           the average annual          service fees for 6
                           net assets                  years after the date
                           represented by the          of purchase at the
                           Class A Shares.             aggregate annual
                                                       rate of 1% of the
                                                       average net assets
                                                       represented by the
                                                       Class C Shares.

Other Information          The initial sales           Class C Shares,
                           charge is waived or         together with a pro-
                           reduced in some             rata portion of all
                           cases. Larger               Class C Shares
                           purchases qualify           acquired through
                           for lower sales             reinvestment of
                           charges.                    dividends and other
                                                       distributions paid in
                                                       additional Class C
                                                       Shares, automatically
                                                       convert to Class A
                                                       Shares after 6 years.


Systematic Payroll Investments


         You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Fund. To participate in the payroll plan, you must make your own arrangements with your employer's payroll department, which may include completing special forms. Additionally, the Fund requires that you complete the New Account Application. Once your New Account Application is received by the Fund and a new account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Fund for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

"What price will I pay for the Fund's shares?"

Class A Shares Offering Price               Class C Shares Offering Price

Net asset value per share                   Net asset value per share
plus the applicable sales charge

         You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Dealers have the added flexibility of transmitting orders received prior to 4:00 p.m. New York time to the Distributor or Agent before the Distributor's close of business that day (normally 5:00 p.m. New York time) and still receiving that day's offering price. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Fund's best interest to do so.

"What are the sales charges for purchases of Class A Shares?"

The following table shows the amount of sales charge incurred by a "single purchaser" of Class A Shares. A "single purchaser" is:

         *        an individual;

         * an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their account;

         * a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

         * a tax-exempt organization as detailed in Section 501(c)(3) or (13) of the Internal Revenue Code.

                          II                         III
                          Sales Charge as           Sales Charge as
                          Percentage of             Approximate
      I                    Public                   Percentage of
Amount of Purchase         Offering Price           Amount Invested

Less than $25,000            4.00%                     4.17%
$25,000 but less
  than $50,000               3.75%                     3.90%
$50,000 but less
  than $100,000              3.50%                     3.63%
$100,000 but less
  than $250,000              3.25%                     3.36%
$250,000 but less
  than $500,000              3.00%                     3.09%
$500,000 but less
  than $1,000,000            2.50%                     2.56%

For purchases of $1 million or more see "Sales Charges for Purchases of $1 Million or More."

For example:

If you pay $10,000 (Column I), your sales charge would be 4.00% or $400
(Column II).     ($10,000 x .04 = $400)


The value of your account, after deducting the sales charge from your payment, would increase by $9,600. (This would be the initial value of your account if you opened it with the $10,000 purchase.) ($10,000 - $400 = $9,600)

The sales charge as a percentage of the increase in the value of your account would be 4.17% (Column III). ($400 / $9,600 = .0416666 or 4.17%)

Sales Charges for Purchases of $1 Million or More

         You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are:

                  (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser;


                  (ii) Class A Shares issued to a single purchaser in a single purchase when the value of the purchase, together with the value of the purchaser's other CDSC Class A Shares and Class A Shares on which a sales charge has been paid, equals or exceeds $1 million; and

                  (iii) Class A Shares purchased with the proceeds of redemption of shares of another investment company when special dealer arrangements are in effect.


Redemption of CDSC Class A Shares

         If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special contingent deferred sales charge upon redemption.


         This charge is 1% of the shares' redemption or purchase value, whichever is less. This charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent.


Reduced Sales Charges for Certain Purchases of Class A Shares

         Right of Accumulation

         "Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

         Letters of Intent


         "Single purchasers" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.


         General

         Class A Shares may be purchased without a sales charge by certain classes of purchasers.

         Certain Investment Companies

         If you redeem shares of an investment company (not a member of the Aquilasm Group of Funds) on which you have paid a sales charge, you can invest the proceeds within 120 days of the redemption in Class A Shares of the Fund without paying a sales charge at the time of purchase. If this transaction is handled through a broker, you will pay a deferred sales charge if you redeem within two years of purchase. The charge is 1% of the purchase or redemption value, whichever is less, during the first year after purchase and 0.50% during the second year. You can get additional information from the Distributor.


"What are the sales, service and distribution charges for Class C Shares?"

*        No sales charge at time of purchase.

* Annual fees for service and distribution at a combined annual rate of 1% of average annual net assets of the Fund represented by Class C Shares.

* After six years, Class C Shares automatically convert to Class A Shares, which bear lower service and distribution fees.

         Redemption of Class C Shares

     * 1% charge if redeemed within the first 12 months after purchase. This contingent deferred sales charge, or CDSC, is calculated based on the lesser of the net asset value at the time of purchase or at the time of redemption.

     * No CDSC applies if Class C Shares are held for 12 months after purchase.

     * Shares acquired by reinvestment of dividends or distributions are not subject to any CDSC.

         Broker/Dealer Compensation - Class C Shares

         The Distributor will pay 1% of the sales price to any broker/dealer executing a Class C Share purchase.

"What about confirmations?"

         A statement will be mailed to you confirming each purchase of shares in the Fund. Additionally, your account at the Agent will be credited in full and fractional shares (rounded to the nearest 1/1000th of a share).

"Is there a Distribution Plan or a Services Plan?"

         The Fund has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

     (i) permit the Fund to finance activities primarily intended to result in the sale of its shares;

     (ii) permit the Manager, out of its own funds, to make payment for distribution expenses; and

    (iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

         Pursuant to the Plan, the Fund makes payments with respect to both Class A Shares and Class C Shares under agreements to certain broker/dealers and other qualified recipients.


         These payments may not exceed 0.20 of 1% for Class A Shares, and 0.75 of 1% for Class C Shares, of the average annual net assets represented by each such class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment; they may cost you more than paying other types of sales charges.

         For any class, these payments are made only from the assets allocable to that class.

Shareholder Services Plan for Class C Shares

         The Fund's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class C Shares. Payment is made only out of the Fund's assets represented by Class C Shares.

         Service fees with respect to Class C Shares will be paid to the Distributor during the first year after purchase and thereafter to other qualified recipients.

"Transfer on Death" ("TOD") Registration (Both Classes)

         The Fund generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker-dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.

                           Dividends and Distributions

"How are dividends and distributions determined?"

         The Fund pays dividends and other distributions with respect to each class of shares. The Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Fund's income varies, so will the Fund's dividends. There is no fixed dividend rate. It is expected that most of the Fund's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

         Redeemed shares continue to earn dividends through and including the earlier of:

          1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

          2. the third day the New York Stock Exchange is open after the day the net asset value of the redeemed shares was determined.

         The Fund's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

"How are dividends and distributions paid?"

         Dividends and distributions will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value on the record date for the dividend or distribution, unless you elect otherwise.

         You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

         You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

         Whether your dividends and distributions are paid in cash or reinvested, you will receive a monthly statement indicating the current status of your investment account with the Fund.


         If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Fund may be required to impose backup withholding at a rate of 30% upon payment of redemptions to shareholders and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."


         The Fund reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are "undeliverable". In order to change the option back to "cash", you would need to send the Agent written instructions as described above.


                                 Tax Information

         Net investment income includes income from Utah Double-Exempt Obligations in the portfolio that the Fund allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Fund will allocate exempt-interest dividends by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

         It is possible that a portion of the distributions paid by the Fund in excess of its net tax-exempt income will be subject to federal and Utah income taxes.


         During the last calendar year and the fiscal year ended June 30, 2002, the Fund's dividends consisted of the following:

Calendar Year
12/31/01

                         Exempt Interest       Capital                Ordinary
                         Dividends             Gains Dividends        Interest
                                                                      Dividends

Class A Shares           96.37%                0.00%                  3.63%

Class C Shares           92.98%                0.00%                  7.02%


Fiscal Year
06/30/02

                         Exempt Interest       Capital                Ordinary
                         Dividends             Gains Dividends        Interest
                                                                      Dividends

Class A Shares           96.92%                0.00%                  3.08%

Class C Shares           96.92%                0.00%                  3.08%


         Net capital gains of the Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Fund may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income, which is distributed regardless of gains or losses.

         The Fund intends to qualify during each fiscal year under the Internal Revenue Code to pay exempt-interest dividends to its shareholders. Exempt-interest dividends derived from net income earned by the Fund on Utah Double-Exempt Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although exempt-interest dividends are not taxed, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Fund) received or acquired during the year.

         The Fund will treat as ordinary income in the year received certain gains on Utah Double-Exempt Obligations it acquired after April 30, 1993 and sells for less than face or redemption value. Those gains will be taxable to you as ordinary income, if distributed.

         Capital gains dividends (net long-term gains over net short-term losses) which the Fund distributes and so designates are reportable by shareholders as gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Fund or receives it in cash, regardless of the length of time the investment is held.

         Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund are not distributed but carried forward by the Fund to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

         The Fund's gains or losses on sales of Utah Double-Exempt Obligations will be deemed long or short-term depending upon the length of time the Fund holds these obligations.

         You will receive information on the tax status of the Fund's dividends and distributions annually.

Special Tax Matters

         Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Fund may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

         A portion of Social Security or railroad retirement benefits you or your spouse may be receiving may become taxable if you receive exempt-interest dividends from the Fund.

         If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Fund.

         Interest from all Utah Double-Exempt Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Fund will not invest more than 20% of its assets in the types of Utah Double-Exempt Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Utah taxes?"

         Distributions of interest income made by the Fund from Utah Double-Exempt Obligations will generally be treated for purposes of the Utah Individual Income Tax Act in the same manner as they are treated under the Internal Revenue Code for Federal income tax purposes. Individual shareholders of the Fund generally will not be subject to Utah income tax on distributions received from the Fund to the extent such distributions are attributable to interest income on Utah Double-Exempt Obligations. Certain subtractions relating to retirement income received by shareholders under the age of 65 and the exemption allowed to individuals over the age of 65 may be reduced because the receipt of exempt-interest dividends from the Fund will be added to federal adjusted gross income for purposes of calculating the income of individuals for Utah income tax purposes. Other distributions from the Fund, including capital gains dividends, will generally not be exempt from Utah income tax.

         Distributions of interest income from Utah Double-Exempt Obligations are not exempt from the Utah corporate franchise and income tax. Corporations should consult their tax advisers before investing in the Fund.

         Shares of the Fund will not be subject to the Utah property tax.

         Shareholders of the Fund should consult their tax advisers about other state and local tax consequences of their investment in the Fund.

                             TAX-FREE FUND FOR UTAH
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


         The financial highlights table is intended to help you understand the Fund's financial performance for the past five years of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.


                                            Class A
                                       Year Ended June 30,

                        2002     2001     2000     1999     1998

Net Asset Value,
  Beginning of Period...    $9.65    $9.35    $9.88   $10.24    $9.94
Income (loss) from
 Investment Operations:
  Net investment
    Income+...........       0.46     0.48     0.48     0.49     0.52
  Net gain (loss) on
    securities (both
    realized and
    unrealized)........      0.22     0.32    (0.44)   (0.36)    0.30
  Total from Investment
    Operations.........      0.68     0.80     0.04     0.13     0.82
Less Distributions:
  Dividends from net
    investment income..     (0.48)   (0.50)   (0.51)   (0.49)  (0.52)
Distributions from
  Capital Gains                -       -      (0.06)     -      -

  Total Distributions..     (0.48)   (0.50)   (0.57)   (0.49)  (0.52)

Net Asset Value, End
  of Period.............    $9.85    $9.65    $9.35    $9.88   $10.24

Total Return (not
  reflecting sales
  charge)............        7.22%    8.72%    0.57%    1.19%   8.41%
Ratios/Supplemental Data
  Net Assets, End of Period
   (thousands)........    $55,957  $34,321  $34,171  $47,251  $29,013
  Ratio of Expenses to
    Average Net
    Assets..........         0.46%    0.48%    0.42%    0.45%   0.34%
  Ratio of Net Investment
    Income to Average Net
    Assets..........         4.65%    4.95%    5.06%    4.57%   5.06%

Portfolio Turnover
  Rate..............        27.42%   44.17%   48.99%   87.49   11.31%

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

  Ratio of Expenses
   to Average Net Assets     1.00%    1.11%    1.11%    1.04%   1.30%

  Ratio of Net Investment
   Income to Average Net
   Assets                    4.11%    4.32%    4.37%    3.98%   4.10%

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

Ratio of Expenses to
  Average Net Assets         0.40%    0.39%    0.39%    0.38%   0.33%

                                          Class C
                                       Year Ended June 30,

                             2002     2001     2000     1999     1998


Net Asset Value,
  Beginning of Period.....  $9.64    $9.35    $9.87   $10.23    $9.94
Income (loss) from
  Investment Operations:
  Net investment
    Income+...........       0.37     0.38     0.38     0.38     0.41
  Net gain (loss) on
    securities (both
    realized and
    unrealized).........     0.23     0.31    (0.42)   (0.35)    0.29
  Total from Investment
    Operations..........     0.60     0.69     0.04     0.03     0.70
Less Distributions:
  Dividends from net
    investment income...    (0.39)   (0.40)   (0.42)   (0.39)  (0.41)
Distributions from
  Capital Gains               -        -        -      (0.06)     -

  Total Distributions...    (0.39)   (0.40)    (0.48)   (0.39) (0.41)

Net Asset Value, End
  of Period.............    $9.85    $9.64      $9.35   $9.87  $10.23

Total Return (not
  reflecting sales
  charge)............        6.36%    7.52%     (0.33)%  0.18%  7.20%
Ratios/Supplemental Data
  Net Assets, End of Period
   (thousands)........     $6,694   $1,874     $1,036$   1,667 $1,476
  Ratio of Expenses to
    Average Net
    Assets..........         1.34%    1.47%      0.43%    1.45% 1.36%
  Ratio of Net Investment
    Income to Average Net
    Assets..........         3.72%    3.93%      4.07%    3.57% 3.94%
Portfolio Turnover
  Rate..............        27.42%   44.17%     48.99%   87.49%11.31%

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

  Ratio of Expenses
   to Average Net Assets     1.78%    1.89%    1.91%    1.85%   2.08%

  Ratio of Net Investment
   Income to
   Average Net
   Assets                    3.28%    3.51%    3.58%   3.17%    3.22%

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

Ratio of Expenses to
  Average Net Assets         1.28%    1.39%    1.39%   1.37%    1.35%

+Per share amounts have been calculated using the monthly average shares method.

Note: Effective July 16, 1998, Zions First National Bank became the Fund's Investment Sub-Adviser, replacing First Security Investment Management, Inc. Effective August 1, 2001, it resigned and portfolio management was assumed by the Manager, Aquila Management Corporation.

MANAGER AND FOUNDER
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017


BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Gary C. Cornia
William L. Ensign
Diana P. Herrmann
Anne J. Mills


OFFICERS
Diana P. Herrmann, President
Jerry G. McGrew, Senior Vice President
Kimball L. Young, Senior Vice President and Portfolio Manager
Thomas S. Albright, Vice President and Portfolio Manager
Rose F. Marotta, Chief Financial Officer
Joseph P. DiMaggio, Treasurer
Edward M. W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809


  CUSTODIAN
Bank One Trust Company, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240


INDEPENDENT AUDITORS
KPMG LLP
757 Third Avenue
New York, New York 10017

COUNSEL
Hollyer Brady Smith & Hines LLP
551 Fifth Avenue
New York, New York 10176

Back Cover

         This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Fund and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Fund available to you.


         You can get additional information about the Fund's investments in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can get the SAI and the Fund's annual and semi-annual reports without charge upon request by calling 800-437-1020 (toll-free).


                  In addition, you can review and copy information about the Fund (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-202-942-8090. Reports and other information about the Fund are also available on the EDGAR Database at the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

The file number under which the Fund is registered with the SEC under the Investment Company Act of 1940 is 811-6239

TAX-FREE FUND FOR UTAH

[LOGO]

One of The
Aquilasm Group of Funds

A tax-free income investment

PROSPECTUS



To receive a free copy of the Fund's SAI, annual or semi-annual report, or other information about the Trust including yield information, call:


                     800-437-1020 toll-free or 212-697-6666

         To make shareholder account inquiries, call the Trust's Shareholder Servicing Agent at:

                             800-437-1000 toll free

                               or you can write to

                                    PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
This Prospectus should be read and retained for future reference

                             Tax-Free Fund For Utah
                         380 Madison Avenue, Suite 2300
                               New York, NY 10017
                                  800-437-1020
                                  212-697-6666

                                   Prospectus


Class Y Shares                                                 October 31, 2002
Class I Shares



Tax-Free Fund For Utah is a mutual fund that seeks to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital. The Fund invests in municipal obligations that pay interest exempt from Utah state and regular Federal income taxes and are of investment grade quality.

For purchase, redemption or account inquiries contact the Fund's Shareholder Servicing Agent:

             PFPC Inc. * 400 Bellevue Parkway * Wilmington, DE 19809
                             800-437-1000 toll free

                    For general inquiries & yield information
                     800-437-1020 toll free or 212-697-6666

The Securities and Exchange Commission has not approved or disapproved the Fund's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

The Fund's Objective, Investment Strategies
and Main Risks...............................
Risk/Return Bar Chart and Performance Table .
Fees and Expenses of the Fund................
Investment of the Fund's Assets..............
Fund Management..............................
Net Asset Value per Share....................
Purchases ...................................
Redeeming Your Investment....................
Alternate Purchase Plans.....................
Dividends and Distributions..................
Tax Information..............................
Financial Highlights.........................

The Fund's Objective, Investment Strategies and Main Risks

"What is the Fund's objective?"

         The Fund's objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.

"What is the Fund's investment strategy?"


         The Fund invests in tax-free municipal obligations which pay interest exempt from Utah state and regular Federal income taxes. We call these "Utah Double-Exempt Obligations." At least 80% of the Fund's net assets will always consist of obligations issued by the State of Utah, its counties and various other local authorities. These obligations can be of any maturity, but the Fund's average portfolio maturity has traditionally been between 10 and 20 years.


         At the time of purchase, the Fund's Utah Double-Exempt Obligations must be of investment grade quality. This means that they must either

* be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

* if unrated, be determined to be of comparable quality by the Fund's Manager, Aquila Management Corporation.


         The Manager selects obligations for the Fund's portfolio to best achieve the Fund's objectives. The Manager evaluates specific obligations for purchase by considering various characteristics including quality, maturity and coupon rate.


         The interest paid on certain types of Utah Double-Exempt Obligations may be subject to the Federal alternative minimum tax ("AMT"). As a fundamental policy of the Fund, at least 80% of the Fund's net assets must be invested in Utah Double-Exempt Obligations whose interest is not subject to AMT.

"What are the main risks of investing in the Fund?"

         Among the risks of investing in shares of the Fund and its portfolio of securities are the following:

         Loss of money is a risk of investing in the Fund.

         The Fund's assets, being primarily or entirely Utah issues, are subject to economic and other conditions affecting Utah. Adverse local events, such as a downturn in the Utah economy, could affect the value of the Fund's portfolio.

         There are two types of risk associated with any fixed-income debt securities such as Utah Double-Exempt Obligations: interest rate risk and credit risk.

         * Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Utah Double-Exempt Obligations, will normally decline. All fixed-rate debt securities, even the most highly rated Utah Double-Exempt Obligations, are subject to interest rate risk. Utah Double-Exempt Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

         * Credit risk relates to the ability of the particular issuers of the Utah Double-Exempt Obligations the Fund owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

         An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers.

                             TAX-FREE FUND FOR UTAH
                   RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in Tax-Free Fund For Utah by showing changes in the performance of the Fund's Class Y Shares from year to year over a five-year period and by showing how the Fund's average annual returns for the periods covering one year, five years and the period since inception compare to a broad measure of market performance. The table also shows the effect of taxes on the Fund's returns by presenting after-tax returns for Class Y Shares. These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return after taxes on distributions and redemptions" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and distributions. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


[Bar Chart]
Annual Total Returns
1997-2001

20%
18%
16%
14%
12%                         11.44%
10%       8.87              XXXX
 8%       XXXX              XXXX
 6%       XXXX  5.60        XXXX
 4%       XXXX  XXXX        XXXX
 2%       XXXX  XXXX        XXXX
 0%       XXXX  XXXX        XXXX
-2%                   XXXX  XXXX
-4%                   XXXX  XXXX
-6%                  -5.10
          1997  1998  1999  2000  2001
     Calendar Years

During the period shown in the bar chart, the highest return for a quarter was 4.04% (quarter ended December 31, 2000) and the lowest return for a quarter was -2.31% (quarter ended June 30, 1999).

The year-to-date (from January 1, 2002 to September 30, 2002) total return was ***% for Class Y Shares.


                               Average Annual Total Return

                                                         Since
For the period                    1 Year     5 years     inception*
ended December 31, 2001

Tax-Free Fund For Utah
Class Y Shares
   Return before taxes            4.24%       4.87%         5.49%
   Return after taxes on
      Distributions               ****%       ****%         ****%
   Return after taxes on
      Distributions and
      Redemptions                 ****%       ****%          ****%

*From commencement of class on May 21, 1996.

Commencement of Class I Shares was on January 31, 1998. To date no Class I Shares have been sold.

                             TAX-FREE FUND FOR UTAH
                          FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. No Class I Shares are currently outstanding.

                                 Class I        Class Y
                                 Shares         Shares

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
 imposed on Purchases(as a
 percentage of offering price)     None          None
Maximum Deferred Sales
 Charge (Load)........             None          None
Maximum Sales Charge (Load)
 Imposed on Reinvested
 Dividends or Distributions
 (as a percentage of offering
 price).......                     None          None
Redemption Fees.................. .None          None
Exchange Fee...................... None          None

Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)

Management Fee(1).................0.50%         0.50%
Distribution (12b-1)Fee.. ........0.25%(2)      None
All Other Expenses(3).............0.32%         0.36%
Total Annual Fund Operating
 Expenses(3)...                   1.07%         0.86%


(1) The Fund pays the Manager an advisory fee at the annual rate of 0.50% of 1% of average annual net assets of which all is being waived.

(2) Current rate; up to 0.25% can be authorized.

(3) At present, fees are being waived by the Manager. It is anticipated that once the asset size of the Fund reaches approximately $100 million, these waivers may no longer be necessary. Also, operating expenses are being subsidized through reimbursement by the Manager. This subsidy is being phased out progressively so that the Fund will bear its own expenses, other than management fees, once its asset size reaches approximately $100 million. The undertakings of the Manager as to fee waivers and the practices of the Manager as to expense reimbursement may operate to reduce the fees and expenses of the Fund in order for the Fund to maintain a competitive yield. These waivers and reimbursements can be discontinued at any time. The expense ratios for the fiscal year ended June 30, 2002 after giving effect to the waivers including waivers by the former sub-adviser, expense reimbursement and the expense offset for uninvested cash balances were incurred at the following annual rates: management fees, all other expenses, and total Fund operating expenses for Class I Shares would have been 0.00%, 0.26% and 0.51% respectively: for Class Y, Shares these expenses would have been 0.00%, 0.30%, and 0.30%, respectively. Other expenses for the two classes differ because Class I Shares bear program costs for financial intermediaries of 0.25%, which includes transfer agent services, and charges common to both classes of 0.32%; Class Y Shares bear only the common charges of 0.32% and an allocation for transfer agent services of 0.04%.


Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year        3 years        5 years      10 years

Class I Shares..........   $109        $340           $590         $1,306
Class Y Shares..........   $ 88        $274           $477         $1,061

Investment of the Fund's Assets

"Is the Fund right for me?"


         The shares of the Fund are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Utah state and regular Federal income taxes.


         Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity. Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. (the "Distributor") has entered into sales agreements. The Fund does not sell the shares of either class directly to retail customers.

Utah Double-Exempt Obligations

         The Fund invests in Utah Double-Exempt Obligations, which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Utah income taxes other than taxes on corporations. They include obligations of Utah issuers and certain non-Utah issuers, of any maturity.


         The obligations of non-Utah issuers that the Fund can purchase as Utah Double-Exempt Obligations are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico, the Virgin Islands and, currently, states other than Utah. Interest paid on these obligations is currently exempt from regular Federal and Utah income taxes other than taxes on corporations. The Fund purchases the obligations of these issuers only when obligations of Utah issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable. The exemption from Utah income taxes for interest paid on obligations of states other than Utah will cease on January 1, 2003.



Municipal Obligations

         Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

         There are two principal classifications of municipal obligations:
"notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

         The various public purposes for which municipal obligations are issued include:

         *        obtaining funds for general operating expenses,
         *        refunding outstanding obligations,
         * obtaining funds for loans to other public institutions and facilities, and
         * funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Municipal obligations include:

         *        tax, revenue or bond anticipation notes,
         *        construction loan notes,
         * project notes, which sometimes carry a U.S. government guarantee,
         * municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and
         *        floating and variable rate demand notes.

"What factors may affect the value of the Fund's investments and their yields?"

         Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Fund's portfolio. Any such change may have different effects on short-term and long-term Utah Double-Exempt Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Fund may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Fund's objective, preservation of capital, it may also result in a lower level of income.

"What are the main risk factors and special considerations regarding investment in Utah Double-Exempt Obligations?"

         The following is a discussion of the general factors that might influence the ability of Utah issuers to repay principal and interest when due on Utah Double-Exempt Obligations that the Fund owns. The Fund has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.

         Utah's economy is dominated by service industries, trade, government and various manufacturing sectors. While Utah's economy has significantly outperformed the national economy for several years, and its overall employment growth rate in recent years has ranked among the highest in the nation, there can be no assurance that such conditions will continue in the future.

         The population of the State has increased in recent years, with the increase being attributable to both natural population increase and net in-migration. From fiscal years 1984 through 1989 the State experienced out-migration because of an economy outpaced by the growth of its labor force and a decline in the State's energy producing industries. It is not known at the present time whether current trends will continue. Utah has more school-age children and fewer working adults, as a percentage of its population, than any other state; hence, to pay the State's education costs, Utah households pay more in state and local taxes per household than the national average. This current relatively high level of taxation could adversely affect the ability of Utah issuers to raise taxes substantially or at all.

         A large percentage of the land in Utah is owned by the Federal Government or included in Indian reservations, thereby reducing the tax base of the State and its political subdivisions. Some communities in the State contain major industries heavily dependent on defense-related government contracts for their revenues. The termination of such government contracts could increase unemployment and reduce taxes paid by such industries.

         The ability of Utah and its political subdivisions to borrow money and to levy and collect taxes is limited by constitutional and statutory restrictions such as debt limitations and limitations on revenue increases. In recent years attempts have been made by popular initiative to further restrict the borrowing and taxing capacity of the State and its political subdivisions. It is not possible to predict whether any such proposals will be enacted in the future or their possible impact on State or local government financing.

         The State receives revenues from three principal sources: (a) taxes and licenses; (b) Federal grants-in-aid; and (c) fees, the State's share of mineral royalties, bonuses on Federal land and other miscellaneous charges and receipts. A substantial portion of revenues come from sales taxes. The State collects an individual income tax and a corporate franchise tax, but all net revenues from such taxes are distributed to local school districts.

         Local governments are heavily dependent on ad valorem property tax revenues, but also can receive revenues from other local taxes and fees. There can be no assurance that a material downturn in the State's economy, with the resulting impact on State and local finances, will not adversely affect the market value of the Utah Double-Exempt Obligations held in the Fund or the ability of the respective obligors to make debt service payments on such Utah Double-Exempt Obligations.

         The availability of water is a significant concern in Utah. During the past decade the State has experienced periods of both flooding and drought. Water issues will likely affect the growth and prosperity of the State in the future.

         The Utah Double-Exempt Obligations in which the Fund may invest from time to time include general obligation bonds, revenue bonds, industrial revenue bonds and special tax assessment bonds, and the sensitivity of each of these types of investments to the general and economic factors discussed above may vary significantly. No assurance can be given as to the effect, if any, that these factors, individually or in the aggregate, may have on any individual Utah Double-Exempt Obligations or on the Fund as a whole.

                                 Fund Management

"How is the Fund managed?"

         Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Fund's investment adviser under an Advisory and Administration Agreement. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund, either keeping the accounting records of the Fund or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Fund, maintaining the Fund's books and records and providing other administrative services.


         The Manager provides the Fund with local advisory services.


         Under the Advisory and Administration Agreement, the Manager provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the Manager's expense, pricing of the Fund's portfolio daily.


         During the fiscal year ended June 30, 2001, the Fund accrued management fees to the Manager at the annual rate of 0.50 of 1% of its average annual net assets.

Information about the Manager


         The Fund's Manager is founder and Manager and/or administrator of each fund in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and an equity fund. As of September 30, 2002, these funds had aggregate assets of approximately $*** billion, of which approximately $*** billion consisted of assets of the tax-free municipal bond funds. The Manager, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through a trust and through share ownership by his wife.


         Kimball L. Young, Senior Vice President of the Fund since 1997 and Vice President from 1992 to 1997, and Thomas S. Albright, Vice President, co-manage the Fund's portfolio.


     Mr. Young was a principal of Lewis Young Robertson & Burningham, Inc., a broker/dealer providing public finance services to Utah local governments, from 1995 to 2001. He was Senior Vice President-Public Finance, Kemper Securities Inc., Salt Lake City, Utah from 1981 to 1992. He is an economics graduate of the University of Utah.



         Mr. Albright has been Senior Vice President and, as an employee of the Manager, Portfolio Manager of Churchill Tax-Free Fund of Kentucky, which has approximately $250 million in assets and similar investment objectives to those of the Fund, since July 1, 2000. He served in the same portfolio management capacity for that fund from 1995 to 2000 as an officer of Banc One Investment Advisors Corporation, that fund's former Sub-Adviser. From 1981 to 1995 he was employed by Liberty National Bank of Louisville, KY, where he was responsible for management of its investment portfolio. Mr. Albright attended the University of Louisville and has been involved in portfolio management since 1975.


                            Net Asset Value per Share

         The net asset value of the shares of each of the Fund's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Fund's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Fund's shares is based on portfolio market value, except that Utah Double-Exempt Obligations maturing in 60 days or less are generally valued at amortized cost. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                                    Purchases

"Are there alternate purchase plans?"

         This Prospectus offers two separate classes of shares. All classes represent interests in the same portfolio of Utah Double-Exempt Obligations.

"Can I purchase shares of the Fund?"

         You can purchase shares of the Fund if you live in Utah or in one of the other states listed below. You should not purchase shares of the Fund if you do not reside in one of the following states. Otherwise, the Fund can redeem the shares you purchased. This may cause you to suffer a loss and may have tax consequences.

         Also, if you do not reside in Utah, dividends from the Fund may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Fund.

         On the date of this Prospectus, Class Y Shares and Class I Shares are available only in:

         * Utah * Colorado * Florida * Hawaii * New York

         The Fund and the Distributor may reject any order for the purchase of shares.

"How much money do I need to invest?"

For Class Y Shares:

         $1,000. Subsequent investments can be in any amount.

For Class I Shares:

         Financial intermediaries can set their own requirements for initial and subsequent investments.

         Your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

"How do I purchase shares?"

You may purchase Class Y Shares:

* through an investment broker or dealer, or a bank or financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

* directly through the Distributor, by mailing payment to the Fund's Agent, PFPC Inc.

* The price you will pay is net asset value for both Class Y Shares and Class I Shares. (See "What price will I pay for the Fund's shares?")

You may purchase Class I Shares only through a financial intermediary.

Opening a Class Y Shares                             Adding to a Class Y
Account                                              Shares Account

* Make out a check for                               * Make out a check for
the investment amount                                the investment amount
payable to Tax-Free Fund                             payable to Tax-Free Fund
For Utah.                                            For Utah.



* Complete a New
Account Application                                  * Fill out the
which is available                                   pre-printed
with the Prospectus                                  stub attached
or upon request,                                     to the Fund's
indicating the features                              confirmations
you wish to authorize.                               or supply the
                                                     name(s) of account
                                                     owner(s),
                                                     the account number, and
                                                     the name of the Fund.



* Send your check and                                * Send your check and
completed New Account                                completed account
Application                                          information
to your dealer or                                    to your dealer or
to the Fund's                                        to the Fund's
Agent, PFPC Inc.                                     Agent, PFPC Inc.


"Can I transfer funds electronically?"

         You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

     * Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

     * Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

         Before you can transfer funds electronically, the Fund's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Fund may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                            Redeeming Your Investment

Redeeming Class Y Shares

         You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

         There is no minimum period for investment in the Fund, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

         A redemption may result in a tax liability for you.

"How can I redeem my investment?"

By mail, send instructions to:

PFPC Inc.
Attn: Aquilasm Group of Funds
400 Bellevue Parkway
Wilmington, DE 19809


By telephone, call:

800-437-1000

By FAX, send instructions to:

302-791-1777

For liquidity and convenience, the Fund offers expedited redemption for Class Y Shares.

Expedited Redemption Methods

You may request expedited redemption in two ways:

         1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

         a) to a Financial Institution account you have previously specified; or

         b) by check in the amount of $50,000 or less, mailed to the same name and address (which has been unchanged for the past 30 days) as the account from which you are redeeming. You may only redeem by check via telephone request once in any 7-day period.

                              Telephoning the Agent

         Whenever you telephone the Agent, please be prepared to supply:

         account name(s) and number

         name of the caller

         the social security number registered to the account

         personal identification



         Note: Check the accuracy of your confirmation statements immediately upon receipt. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.


         2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent: PFPC Inc., by FAX at 302-791-1777 or by mail to 400 Bellevue Parkway, Wilmington, DE 19809. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

         account name(s)

         account number

         amount to be redeemed

         any payment directions.

         To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and
(3) possible additional documentation.

The name(s) of the shareholder(s) on the Financial Institution account must be identical to those on the Fund's records of your account.

You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method

         To redeem by the regular redemption method, send a letter of instruction to the Fund's Agent, which includes:

         account name(s)

         account number

         dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Fund)

         signature(s) of the registered shareholder(s); and

         signature guarantee(s), if required, as indicated below.

         To be in "proper form," your letter must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

         We may require additional documentation for certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record. The Agent may require signature guarantees if insufficient documentation is on file.

         We do not require a signature guarantee for redemptions up to $50,000, payable to the record holder, and sent to the address of record, except as noted above. In all other cases, signatures must be guaranteed.

         Your signature may be guaranteed by any:

         member of a national securities exchange

         U.S. bank or trust company

         state-chartered savings bank

         federally chartered savings and loan association

         foreign bank having a U.S. correspondent bank; or

         participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program
         ("SEMP") or the New York Stock Exchange, Inc. Medallion
         Signature Program ("MSP").

         A notary public is not an acceptable signature guarantor.

Redemption of Class I Shares

     You may redeem all or any part of your Class I Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class I Shares must be made through a financial intermediary and cannot be made directly. Financial intermediaries may charge a fee for effecting redemptions. There is no minimum period for any investment in the Fund. The Fund does not impose redemption fees or penalties on redemption of Class I Shares. A redemption may result in a transaction taxable to you.

"When will I receive the proceeds of my redemption?"

     Redemption proceeds for Class Y Shares are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within 7 days.

Redemption                 Method of Payment            Charges

Under $1,000.              Check.                       None.

$1,000 or more.            Check, or wired or           None.
                           transferred through
                           the Automated Clearing
                           House to your Financial
                           Institution account, if
                           you so requested on
                           your New Account
                           Application or Ready
                           Access Features Form.


Through a                  Check or wire, to your       None. However
broker/dealer.             broker/dealer.               your broker/dealer
                                                        may charge a fee.


         Although the Fund does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

         Redemption payments for Class I Shares are made to financial intermediaries.

         The Fund may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

         The Fund has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines an emergency exists which causes disposal of, or determination of the value of, the portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

         The Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

         Redemption proceeds may be paid in whole or in part by distribution of the Fund's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Is there an Automatic Withdrawal Plan?"

         It is only available for Class Y Shares. Under an Automatic Withdrawal Plan you can arrange to receive a monthly or quarterly check in a stated amount, not less than $50.

                                              Alternate Purchase Plans

Distribution Arrangements

         In this Prospectus the Fund provides you with two alternative ways to invest in the Fund through two separate classes of shares. All classes represent interests in the same portfolio of Utah Double-Exempt Obligations.

                             Class Y Shares        Class I Shares
                             "Institutional        "Financial Intermediary
                             Class"                Class"

Initial Sales                None.                 None. Financial
Charge                                             Intermediaries may
                                                   charge a fee for
                                                   purchase of shares.


Contingent                   None.                 None.
Deferred Sales
Charge ("CDSC")


Distribution and             None.                 Distribution fee of
Service Fees                                       up to 0.25 of 1% of
                                                   average annual net
                                                   assets allocable to Class
                                                   I Shares, currently
                                                   up to 0.10 of 1% of
                                                   such net assets, and a
                                                   service fee of up
                                                   to 0.25 of 1% of
                                                   such assets.


"What price will I pay for the Fund's shares?"

         The offering price for Class Y Shares is the net asset value per share. You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Dealers have the added flexibility of transmitting orders received prior to 4:00 p.m. New York time to the Distributor or Agent before the Distributor's close of business that day (normally 5:00 p.m. New York time) and still receiving that day's offering price. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day.

         The offering price for Class I Shares is the net asset value per share. The offering price determined on any day applies to all purchases received by each financial intermediary prior to 4:00 p.m. New York time on any business day. Purchase orders received by financial intermediaries after that time will be filled at the next determined offering price.

         The sale of shares will be suspended (1) during any period when net asset value determination is suspended, or (2) when the Distributor judges it is in the Fund's best interest to do so.

"What about confirmations and share certificates?"

         A statement will be mailed to you confirming each purchase of Class Y Shares in the Fund. Additionally, your account at the Agent will be credited in full and fractional shares (rounded to the nearest 1/1000th of a share). Financial intermediaries will confirm purchases of Class I Shares. The Fund will not issue certificates for Class Y Shares or Class I Shares.

"Is there a Distribution Plan or a Services Plan?"

         The Fund has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

     (i) permit the Fund to finance activities primarily intended to result in the sale of its shares;

     (ii) permit the Manager, out of its own funds, to make payment for distribution expenses; and

    (iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

         No payments are made under the Plan out of assets represented by Class Y Shares.

         Pursuant to the Plan, the Fund makes payments with respect to Class I Shares under agreements to certain broker/dealers and other qualified recipients.


         These payments (currently up to 0.10 of 1%) may not exceed 0.25 of 1% of the average annual net assets represented by the Class I Shares of the Fund. Such payments can be made only out of the Fund's assets allocable to the Class I Shares. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Shareholder Services Plan for Class I Shares

         The Fund's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class I shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class I Shares. Payment is made only out of the Fund's assets represented by Class I Shares. No payments are made with respect to assets represented by Class Y Shares.

"Transfer on Death" ("TOD") Registration (Not available for Class I Shares)

         If you own Class Y Shares, the Fund generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker-dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules. This service is not available for Class I Shares.

                           Dividends and Distributions

"How are dividends and distributions determined?"

         The Fund pays dividends and other distributions with respect to each class of shares. The Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration, less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Fund's income varies, so will the Fund's dividends. There is no fixed dividend rate. It is expected that most of the Fund's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

         Redeemed shares continue to earn dividends through and including the earlier of:

          1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

          2. the third day the New York Stock Exchange is open after the day the net asset value of the redeemed shares was determined.

         The Fund's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

"How are dividends and distributions paid?"


         Dividends and distributions on Class Y Shares will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value on the record date for the dividend or distribution, unless you elect otherwise.


         If you own or purchase Class Y Shares, you may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

         You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

         All arrangements for the payment of dividends and distributions with respect to Class I Shares, including reinvestment of dividends, must be made through financial intermediaries.


         Whether your dividends or distributions on Class Y Shares are received in cash or reinvested, you will receive a monthly statement indicating the current status of your investment account with the Fund. Financial intermediaries provide their own statements of Class I Shares accounts.


         If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Fund may be required to impose backup withholding at a rate of 30% upon payment of redemptions to shareholders and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."


         The Fund reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are "undeliverable". In order to change the option back to "cash", you would need to send the Agent written instructions as described above.

                                 Tax Information

         Net investment income includes income from Utah Double-Exempt Obligations in the portfolio that the Fund allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Fund will allocate exempt-interest dividends by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

         It is possible that a portion of the distributions paid by the Fund in excess of its net tax-exempt income will be subject to federal and Utah income taxes.


During the last calendar year and the fiscal year ended, June 30, 2002 the Fund dividends consisted of the following:

Calendar Year
12/31/01

                         Exempt Interest        Capital                Ordinary
                         Dividends              Gains Dividends        Interest
                                                                       Dividends

Class Y Shares           92.51%                 0.00%                  7.49%



Fiscal Year
06/30/02

                         Exempt Interest        Capital                Ordinary
                         Dividends              Gains Dividends        Interest
                                                                       Dividends

Class Y Shares           96.92%                 0.00%                  3.08%


         Net capital gains of the Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Fund may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income which is distributed regardless of gains or losses.

         The Fund intends to qualify during each fiscal year under the Internal Revenue Code to pay exempt-interest dividends to its shareholders. Exempt-interest dividends derived from net income earned by the Fund on Utah Double-Exempt Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although exempt-interest dividends are not taxed, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Fund) received or acquired during the year.

         The Fund will treat as ordinary income in the year received certain gains on Utah Double-Exempt Obligations it acquired after April 30, 1993 and sells for less than face or redemption value. Those gains will be taxable to you as ordinary income, if distributed.

         Capital gains dividends (net long-term gains over net short-term losses) which the Fund distributes and so designates are reportable by shareholders as gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Fund or receives it in cash, regardless of the length of time the investment is held.

         Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund are not distributed but carried forward by the Fund to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

         The Fund's gains or losses on sales of Utah Double-Exempt Obligations will be deemed long- or short-term depending upon the length of time the Fund holds these obligations.

         You will receive information on the tax status of the Fund's dividends and distributions annually.

Special Tax Matters

         Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Fund may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

         A portion of Social Security or railroad retirement benefits you or your spouse may be receiving may become taxable if you receive exempt-interest dividends from the Fund.

         If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Fund.

         Interest from all Utah Double-Exempt Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Fund will not invest more than 20% of its assets in the types of Utah Double-Exempt Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Utah taxes?"

         Distributions of interest income made by the Fund from Utah Double-Exempt Obligations will generally be treated for purposes of the Utah Individual Income Tax Act in the same manner as they are treated under the Internal Revenue Code for Federal income tax purposes. Individual shareholders of the Fund generally will not be subject to Utah income tax on distributions received from the Fund to the extent such distributions are attributable to interest income on Utah Double-Exempt Obligations. Certain subtractions relating to retirement income received by shareholders under the age of 65 and the exemption allowed to individuals over the age of 65 may be reduced because the receipt of exempt-interest dividends from the Fund will be added to federal adjusted gross income for purposes of calculating the income of individuals for Utah income tax purposes. Other distributions from the Fund, including capital gains dividends, will generally not be exempt from Utah income tax.

         Distributions of interest income from Utah Double-Exempt Obligations are not exempt from the Utah corporate franchise and income tax. Corporations should consult their tax advisers before investing in the Fund.

         Shares of the Fund will not be subject to the Utah property tax.

         Shareholders of the Fund should consult their tax advisers about other state and local tax consequences of their investment in the Fund.

                             TAX-FREE FUND FOR UTAH
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

         The financial highlights table is intended to help you understand the Fund's financial performance for the past five years of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). No historical information exists for Class I Shares, none of which were outstanding. This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.

                                          Class Y
                                          Year Ended June 30,
                            2002    2001    2000    1999      1998

Net Asset Value,
  Beginning of Period..... $9.68     $9.36   $9.88  $10.24     $9.94
Income (loss) from
  Investment Operations:
  Net investment
    Income+............     0.50      0.49    0.45    0.45      0.53
  Net gain (loss) on
    securities (both
    realized and
    unrealized).........    0.20      0.34   (0.38)  (0.32)     0.30
  Total from Investment
    Operations..........    0.70      0.83    0.07    0.13      0.83

Less Distributions:
  Dividends from net
    investment income...   (0.49)    (0.51)  (0.53)   (0.49)   (0.53)
Distributions from
  Capital Gains               -         -    (0.06)     -        -
  Total Distributions...   (0.49)    (0.51)  (0.59)   (0.49)   (0.53)

Net Asset Value, End
  of Period............... $9.89     $9.68   $9.36    $9.88   $10.24

Total Return (not
  reflecting sales
  charge)............       7.41%     9.05%   0.86%    1.19%    8.52%

Ratios/Supplemental Data
  Net Assets, End of Period
   (thousands)........       $30      $5     $0.1      $5      $1,988
  Ratio of Expenses to
    Average Net
    Assets..........        0.36%     0.42%   0.42%    0.43%   0.37%
  Ratio of Net Investment
    Income to Average Net
    Assets..........        4.75%     4.83%   4.88%    4.45%   5.02%
  Portfolio Turnover
    Rate..............     27.42     44.17%  48.99%   87.49%  11.31%

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

  Ratio of Expenses
   to Average Net Assets    0.80%     0.64%   0.86%    0.96%   1.10%

  Ratio of Net Investment
   Income to
   Average Net
   Assets                  4.31%       4.62%  4.43%    3.92%   4.29%

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

Ratio of Expenses to
  Average Net Assets       0.30%       0.36%  0.39%    0.34%   0.36%

Note: Effective July 16, 1998, Zions First National Bank became the Fund's Investment Sub-Adviser, replacing First Security Investment Management, Inc. Effective August 1, 2001, it resigned and portfolio management was assumed by the Manager, Aquila Management Corporation.

MANAGER AND FOUNDER
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Gary C. Cornia
William L. Ensign
Diana P. Herrmann
Anne J. Mills


OFFICERS
Diana P. Herrmann, President
Jerry G. McGrew, Senior Vice President
Kimball L. Young, Senior Vice President and Portfolio Manager
Thomas S. Albright, Vice President and Portfolio Manager
Rose F. Marotta, Chief Financial Officer
Joseph P. DiMaggio, Treasurer
Edward M. W. Hines, Secretary


DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809


CUSTODIAN
Bank One Trust Company, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240


INDEPENDENT AUDITORS
KPMG LLP
757 Third Avenue
New York, New York 10017

COUNSEL
Hollyer Brady Smith & Hines LLP
551 Fifth Avenue
New York, New York 10176

Back Cover

         This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Fund and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Fund available to you.


         You can get additional information about the Fund's investments in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can get the SAI and the Fund's annual and semi-annual reports without charge upon request by calling 800-437-1020 (toll-free).


         In addition, you can review and copy information about the Fund (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-202-942-8090. Reports and other information about the Fund are also available on the EDGAR Database at the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


The file number under which the Fund is registered with the SEC under the Investment Company Act of 1940 is 811-6239


TAX-FREE FUND FOR UTAH

[LOGO]

One of The
Aquilasm Group of Funds

A tax-free income investment

  PROSPECTUS



To receive a free copy of the Fund's SAI, annual or semi-annual report, or other information about the Trust including yield information, call:

                     800-437-1020 toll-free or 212-697-6666

         To make shareholder account inquiries, call the Trust's Shareholder Servicing Agent at:

                             800-437-1000 toll free

                               or you can write to

                                    PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809

This Prospectus should be read and retained for future reference

                                     Aquila
                             Tax-Free Fund For Utah
                          380 Madison Avenue Suite 2300
                               New York, NY 10017
                                  800-437-1020
                                  212-697-6666


Statement of Additional Information                             October 31, 2002


         This Statement of Additional Information (the "SAI") is not a Prospectus. There are two Prospectuses for the Fund dated October 31, 2002: one Prospectus describes Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares ("Class C Shares") of the Fund and the other describes Institutional Class Shares ("Class Y Shares") and Financial Intermediary Class Shares ("Class I Shares") of the Fund. References in this SAI to "the Prospectus" refer to either of these Prospectuses. The SAI should be read in conjunction with the Prospectus for the class of shares in which you are considering investing.


Either or both Prospectuses may be obtained from the Fund's Distributor, Aquila Distributors, Inc., by writing to it at

                      380 Madison Avenue, Suite 2300, New
      York, NY 10017 or by calling 800-437-1020 toll free or 212-697-6666


Financial Statements


         The financial statements for the Fund for the year ended June 30, 2002, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into this SAI. Those financial statements have been audited by KPMG LLP, independent auditors, whose report thereon is incorporated herein by reference. The Annual Report of the Fund can be obtained without charge by calling any of the toll-free numbers listed above. The Annual Report will be delivered with the SAI.


TABLE OF CONTENTS
Fund History..............................................................
Investment Strategies and Risks...........................................
Fund Policies.............................................................
Management of the Fund....................................................
Ownership of Securities...................................................
Investment Advisory and Other Services....................................
Brokerage Allocation and Other Practices..................................
Capital Stock.............................................................
Purchase, Redemption, and Pricing of Shares...............................
Additional Tax Information................................................
Underwriters..............................................................
Performance...............................................................
Appendix A................................................................

                             Tax-Free Fund For Utah

                       Statement of Additional Information

                                  Fund History

         The Fund is a Massachusetts business trust formed in 1990. It is an open-end, non-diversified management investment company.

                         Investment Strategies and Risks

Ratings

         The ratings assigned by the nationally recognized statistical rating organizations, currently Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service ("Fitch"), represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.

         Rating agencies consider municipal obligations rated in the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds.

         See Appendix A to this SAI for further information about the ratings of these organizations that apply to the various rated Utah Double-Exempt Obligations which the Fund may purchase.


         The table below gives information as to the percentage of Fund net assets invested, as of June 30, 2002, in Utah Double-Exempt Obligations in the various rating categories:


Highest rating (1).............................................. 78.40%
Second highest rating (2)........................................ 8.27%
Third highest rating (3)......................................... 5.17%
Fourth highest rating (4)........................................ 3.30%
Not rated:......................................................  4.86%
                                                                -------
                                                                100.00%
(1) Aaa of Moody's or AAA of S&P or Fitch.
(2) Aa of Moody's or AA of S&P or Fitch.
(3) A of Moody's or A of S&P or Fitch.
(4) Baa of Moody's or BBB of S&P or Fitch.


Municipal Bonds

         The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

         Since the Fund may invest in industrial development bonds or private activity bonds, the Fund may not be an appropriate investment for entities that are "substantial users" of facilities financed by those bonds or for investors who are "related persons" of such users. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a "substantial user" of a facility financed from the proceeds of those bonds. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of a facility" financed from the proceeds of industrial development or private activity bonds.

         As indicated in the Prospectus, there are certain Utah Double-Exempt Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Fund may purchase these obligations, it may, on the other hand, refrain from purchasing particular Utah Double-Exempt Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Fund will not purchase obligations of Utah issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations that are available to the Fund.

When-Issued and Delayed Delivery Obligations

         The Fund may buy Utah Double-Exempt Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Utah Double-Exempt Obligations are fixed on the transaction date. At the time the Fund makes the commitment to purchase Utah Double-Exempt Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Utah Double-Exempt Obligations in determining its net asset value. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Utah Double-Exempt Obligations.

Determination of the Marketability of Certain Securities


         In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the following factors, not all of which may be applicable to any particular issue: the quality, maturity and coupon rate of the issue, ratings received from the nationally recognized statistical rating organizations and any known changes or prospective changes in such ratings, the likelihood that the issuer will continue to appropriate the required payments for the issue, recent purchases and sales of the same or similar issues, the general market for municipal securities of the same or similar quality, the Manager's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.


                                  Fund Policies

Investment Restrictions

         The Fund has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding shares means the vote of the holders of the lesser of
(a) 67% or more of the Fund's shares present at a meeting or represented by proxy if the holders of more than 50% of its shares are so present or represented; or (b) more than 50% of the Fund's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below:

1. The Fund invests only in certain limited securities.

         The Fund cannot buy any securities other than Utah Double-Exempt Obligations (discussed under "Investment of the Fund's Assets" in the Prospectus and in "Investment Strategies and Risks" in the SAI); therefore the Fund cannot buy any voting securities, any commodities or commodity contracts, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof.

         The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

2. The Fund does not buy for control.

         The Fund cannot invest for the purpose of exercising control or management of other companies.

3. The Fund does not sell securities it does not own or borrow from brokers to buy securities.

         Thus, it cannot sell short or buy on margin.

4. The Fund is not an underwriter.

         The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

5. The Fund has industry investment requirements.

         The Fund cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry; the Fund will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

6. The Fund cannot make loans.

         The Fund can buy those Utah Double-Exempt Obligations which it is permitted to buy (see "Investment of the Fund's Assets" in the Prospectus); this is investing, not making a loan. The Fund cannot lend its portfolio securities.

7. The Fund can borrow only in limited amounts for special purposes.

         The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. Interest on borrowings would reduce the Fund's income.

         Except in connection with borrowings, the Fund will not issue senior securities.

         The Fund will not purchase any Utah Double-Exempt Obligations while it has any outstanding borrowings which exceed 5% of the value of its total assets.

         As a fundamental policy, at least 80% of the Fund's net assets will be invested in Utah Double-Exempt Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Fund can invest up to 20% of its net assets in obligations that are subject to the Federal alternative minimum tax.

Portfolio Turnover

         A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short-term securities. Since the turnover rate of the Fund will be affected by a number of factors, the Fund is unable to predict what rate the Fund will have in any particular period or periods, although such rate is not expected to exceed 100%. However, the rate could be substantially higher or lower in any particular period.

                             Management of the Fund

The Board of Trustees


         The business and affairs of the Fund are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Fund's operations, including approval of the advisory and sub-advisory agreements and their annual renewal, the contracts with all other service providers and payments under the Fund's Distribution Plan and Shareholder Services Plan. The Fund's sole standing committee is the Audit Committee, consisting of all of the Trustees who are not "interested persons" of the Fund. The Committee, which met once during the last fiscal year, recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Fund's internal accounting procedures and controls.


Trustees and Officers


         The following material includes the name, positions with the Fund, address, date of birth and business experience during at least the past five years of each officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise.




                                                                       Number of
                         Positions Held                                Portfolios in
                         with                                          Fund Complex
                         Fund                                          Overseen by
Name, Address(1) and     and Length of    Principal Occupation(s)      Trustee          Other Directorships
Date of Birth            Service(2)       During Past 5 Years                            Held by Trustee

Interested Trustees(3)


Lacy B. Herrmann         Chairman of      Founder and Chairman of the        13      Director or trustee, OCC Cash
New York, NY             the Board of     Board, Aquila Management                   Reserves, Inc., OCC
(05/12/29)               Trustees since   Corporation, the sponsoring                Accumulation Trust,
                         1992             organization and Manager or                Oppenheimer Quest Value Funds
                                          Administrator and/or Adviser or            Group, Oppenheimer Small Cap
                                          Sub-Adviser to each of the                 Value Fund, Oppenheimer Midcap
                                          Aquilasm Group of Funds (4) and            Fund, and Oppenheimer
                                          Founder, Chairman of the Board             Rochester Group of Funds.
                                          of Trustees and (currently or
                                          until 1998) President of each
                                          since its establishment,
                                          beginning in 1984; Director of
                                          the Distributor since 1981and
                                          formerly Vice President or
                                          Secretary, 1981-1998; President
                                          and a Director, STCM Management
                                          Company, Inc., sponsor and
                                          investment adviser to Capital
                                          Cash Management Trust and
                                          Capital Cash U.S. Government
                                          Securities Trust, since 1973;
                                          Trustee Emeritus,  Brown
                                          University and active in
                                          university, school and
                                          charitable organizations.

Diana P. Herrmann        Trustee since    President and Chief Operating      8          None
New York, NY             1997 and         Officer of the Manager since
(02/25/58)               President        1997, a Director since 1984,
                         since 1998       Secretary since 1986 and
                                          previously its Executive Vice
                                          President, Senior Vice President
                                          or Vice President, 1986-1997;
                                          President, Senior Vice President
                                          or Executive Vice President of
                                          the Aquilasm Group of Funds
                                          since 1986; Director of the
                                          Distributor since 1997; trustee,
                                          Reserve Money-Market Funds,
                                          1999-2000 and Reserve Private
                                          Equity Series, 1998-2000; active
                                          in mutual fund and trade
                                          organizations and in charitable
                                          and volunteer organizations.


Non-Interested
Trustees

Gary C. Cornia           Trustee          President, the National Tax        2                 None
Orem, UT                 since 1993       Association; Professor and Chair
(06/24/48)                                of the Executive Committee, the
                                          International Center for Land
                                          Policy Studies and Training
                                          Institute, Taipei, Taiwan;
                                          formerly Associate Dean,
                                          Marriott School of Management,
                                          Brigham Young University, 1991-2000;
                                          Chair, Utah Governor's Tax Review
                                          Committee since 1993; Faculty
                                          Associate, the Land Reform Training
                                          Institute, Taipei, Taiwan and The
                                          Lincoln Institute of Land Policy,
                                          Cambridge, Massachusetts.

                                          .
William L. Ensign        Trustee          Planning and Architectural         2                  None
Annapolis, MD            since 1991       Consultant; Acting Architect,
(12/14/28)                                United States Capitol 1995-1997;
                                          formerly Assistant Architect;
                                          former trustee of various
                                          cultural organizations.

Anne J. Mills            Trustee since    President, Loring Consulting       6                  None
Castle Rock, CO          1994             Company since 2001; Vice
(12/23/38)                                President for Business Affairs,
                                          Ottawa University, 1992-2001;
                                          IBM Corporation, 1965-1991;
                                          Budget Review Officer, the
                                          American Baptist Churches/USA,
                                          1994-1997; director, the
                                          American Baptist Foundation
                                          since 1985 and formerly trustee,
                                          Brown University.

Officers
Jerry G. McGrew          Senior Vice      President of the Distributor       N/A                N/A
New York, NY (06/18/44)  President        since 1998, Registered Principal
                         since 1997       since 1993, Senior Vice
                                          President, 1997-1998 and Vice
                                          President, 1993-1997; Senior
                                          Vice President, Aquila Rocky
                                          Mountain Equity Fund and four
                                          Aquila Bond Funds and Vice
                                          President, Churchill Cash
                                          Reserves Trust, 1995-2001.

Kimball L. Young         Senior Vice      Co-portfolio manager, Tax-Free     N/A                N/A
Salt Lake City, UT       President        Fund For Utah since 2001;
(08/07/46)               since 1998       Co-founder, Lewis Young
                                          Robertson & Burningham, Inc., a
                                          NASD licensed broker/dealer
                                          providing public finance
                                          services to Utah local
                                          governments, 1995-2001; Senior
                                          Vice President of four Aquila
                                          Bond and Equity Funds; formerly
                                          Senior Vice President-Public
                                          Finance, Kemper Securities Inc.,
                                          Salt Lake City, Utah.

Thomas S. Albright       Vice President   Vice President and Co-portfolio    N/A                N/A
Louisville, KY           since 2001       manager, Tax-Free Fund For Utah
(07/26/52)                                since 2001; Senior Vice
                                          President and Portfolio Manager,
                                          Churchill Tax-Free Fund of
                                          Kentucky since July 2000; Vice
                                          President and Portfolio Manager,
                                          Banc One Investment Advisors,
                                          Inc., 1994-2000.

Stephen J. Caridi        Assistant Vice   Vice President of the              N/A                N/A
New York, NY (05/06/61)  President        Distributor since 1995; Vice
                         since 1993       President, Hawaiian Tax-Free
                                          Trust since 1998; Senior Vice
                                          President, Narragansett Insured
                                          Tax-Free Income Fund since 1998,
                                          Vice President 1996-1997;
                                          Assistant Vice President,
                                          Tax-Free Fund For Utah since
                                          1993.

Mary Kayleen Willis      Assistant Vice   Assistant Vice President of        N/A                N/A
Salt Lake City, UT       President        Tax-Free Fund For Utah since
(06/11/63)               since 2002       January, 2002, various
                                          securities positions: Paine
                                          Webber, Inc., Salt Lake City,
                                          2002-2001, Dean Witter Reynolds,
                                          Inc., Salt Lake City, 1996-1998.

Rose F. Marotta          Chief            Chief Financial Officer of the     N/A                N/A
New York, NY             Financial        Aquilasm Group of Funds since
(05/08/24)               Officer since    1991 and Treasurer, 1981-1991;
                         1991             Treasurer and director, STCM
                                          Management Company, Inc., since
                                          1974; Treasurer of the Manager
                                          since 1984 and the Distributor,
                                          1985-2000.

Joseph P. DiMaggio       Treasurer        Treasurer of the Aquilasm Group    N/A                N/A
New York, NY             since 2000       of Funds and the Distributor
(11/06/56)                                since 2000; Controller, Van Eck
                                          Global Funds, 1993-2000.

Edward M. W. Hines       Secretary        Partner, Hollyer Brady Smith &     N/A                N/A
New York, NY             since 1990       Hines LLP, legal counsel to the
(12/16/39)                                Fund, since 1989; Secretary of
                                          the Aquilasm Group of Funds.

Robert W. Anderson       Assistant        Compliance Officer of the          N/A                N/A
New York, NY             Secretary        Manager since 1998 and Assistant
(08/23/40)               since 2000       Secretary of the Aquilasm Group
                                          of Funds since 2000; trustee,
                                          Alternative Investment Strategies
                                          Fundsince July, 2002; Consultant,
                                          The Wadsworth Group, 1995-1998.

John M. Herndon          Assistant        Assistant Secretary of the         N/A                N/A
New York, NY (12/17/39)  Secretary        Aquilasm Group of Funds since
                         since            1995 and Vice President of the
                         1995             five Aquila Money-Market Funds
                                          since 1990; Vice President of
                                          the Manager since 1990.

Lori A. Vindigni         Assistant        Assistant Treasurer of the         N/A                N/A
New York, NY             Treasurer        Aquilasm Group of Funds since
(11/02/66)               since 2000       2000; Assistant Vice President
                         of the Manager since 1998; Fund
                           Accountant for the Aquilasm
                           Group of Funds, 1995-1998.


(1) The mailing address of each Trustee and officer is c/o Tax-Free Fund For Utah, 380 Madison Avenue, New York, NY 10017.

(2) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(3) Mr. Herrmann and Ms. Herrmann are interested persons of the Fund, as that term is defined in the 1940 Act, as officers of the Fund and their affiliations with both the Manager and the Distributor. Each is also an interested person as a member of the immediate family of the other.

(4) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Capital Cash Management Trust and Capital Cash U.S. Government Securities Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 13 funds are called the "Aquilasm Group of Funds."



                       Securities Holdings of the Trustees
                                  (as of 12/31/01)

                          Dollar Range of       Aggregate Dollar Range of
Name of                   Ownership in the     Ownership in Aquilasm Investment
Trustee                   Fund(1)              Companies Overseen by Trustee(1)


Interested Trustees

Lacy B. Herrmann                  A                      E

Diana P. Herrmann                 B                      D

Non-interested Trustees

Gary C. Cornia                    A                      B

William L. Ensign                 B                      C

Anne J. Mills                     B                      D



(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

         None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of Manager or the Distributor.

Trustee Compensation

         The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager. For its fiscal year ended June 30, 2002 the Fund paid a total of $35,810 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.


         The Fund is one of the 13 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and an equity fund. The following table lists the compensation of all independent Trustees who received compensation from the Fund and the compensation they received during the Fund's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.

                                                  Compensation      Number of
                                                  from all          boards on
                           Compensation           funds             which the
                           from the               in the            Trustee
                           Fund                   Aquilasm          serves
Name                                              Group of
                                                  Funds


Gary C. Cornia             $4,200                 $12,150           2

William L. Ensign          $3,850                 $13,800           2

Anne J. Mills              $5,200                 $36,200           6

                             Ownership of Securities


         On [WITHIN 30 DAYS OF EFFECTIVENESS] the following institutional holders held 5% or more of the Fund's outstanding shares. On the basis of information received from the holders, the Fund's management believes that all of the shares indicated are held for the benefit of clients.


Institutional 5% Shareholders






 The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Management Ownership


         As of the date of this SAI, the Trustees and officers of the Fund as a group owned less than 1% of the Fund's outstanding shares.


                     Investment Advisory and Other Services

Information about the Manager and the Distributor

Management Fees

         During the periods indicated, the following management arrangements were in effect:

Since August 1, 2001: current arrangements.

July 16, 1998 through August 1, 2001: current arrangements, except former sub-adviser was sub-adviser.


         During the fiscal years ended June 30, 2002, 2001 and 2000 the Fund incurred management fees (investment advisory fees) as follows.


2002              $258,558(1)

2001              $175,548(2)

2000              $204,781(3)


(1) $256,700 was waived; in addition the Manager reimbursed expenses in the amount of $48,568.

(2) $154,482 was waived; in addition the Manager reimbursed expenses in the amount of $94,112.

(3) $166,101 was waived; in addition the Manager reimbursed expenses in the amount of $126,313


         The management fee is treated as a Fund expense and, as such, is allocated to each class of shares based on the relative net assets of that class.


         Aquila Distributors, Inc. 380 Madison Avenue, Suite 2300, New York, NY 10017 is the Fund's Distributor. The Distributor currently handles the distribution of the shares of thirteen funds (five money-market funds, seven tax-free municipal bond funds and an equity fund), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.


         The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family and the balance by current employees of Aquila Management Corporation.

The Advisory and Administration Agreement

         The Advisory and Administration Agreement provides that subject to the direction and control of the Board of Trustees of the Fund, the Manager shall:

         (i) supervise continuously the investment program of the Fund and the composition of its portfolio;

         (ii) determine what securities shall be purchased or sold by the Fund;

         (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund; and

         (iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.

         The Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the 1940 Act.

         The Advisory and Administration Agreement also provides that subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

         (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;


         (ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors, fund accounting agent and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund's shares;


         (iii) maintain the Fund's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

         (iv) prepare, on behalf of the Fund and at the Fund's expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time; and

         (v) respond to any inquiries or other communications of shareholders of the Fund and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

         The Advisory and Administration Agreement provides that any investment program furnished by the Manager shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the 1940 Act or as amended by the shareholders of the Fund.

         The Advisory and Administration Agreement provides that the Manager shall give to the Manager, as defined therein, and to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Manager shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Manager. Nothing therein contained shall, however, be construed to protect the Manager against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

         The Advisory and Administration Agreement provides that nothing in it shall prevent the Manager or any affiliated person (as defined in the 1940 Act) of the Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that, while acting as Manager, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided by the Manager, the Manager agrees to provide the Manager the benefits of such indemnification.

         The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.


         The Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses;
(vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) expenses of keeping the Fund's accounting records including the computation of net asset value per share and the dividends; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.


         The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.26 of 1% of such net asset value.


Approval of the Advisory and Administration Agreement

         The Advisory and Administration Agreement between the Fund and the Manager was approved by the Shareholders of the Fund on September 27, 2002. Before the shareholder's meeting, Board of Trustees and the independent Trustees at a meeting called and held for the purpose at which a majority of the independent Trustees were present in person, the Advisory and Administration Agreement was approved. In reaching their determination, the Trustees considered the following materials:

o        Copies of the agreement;

o        A term sheet describing the material terms;

o The report of the Manager containing data about the performance of the Fund, and data about the fees, expenses and profitability of the Manager and comparisons of such data with similar data about other comparable funds;

o An analysis by an independent consultant on the prevalence in the industry of funds paying for fund accounting services and the rates of such payments;

o The Trustees had also reviewed on a quarterly basis reports on the Fund's performance, operations, portfolio and compliance;


         From the foregoing, the Trustees derived the following considerations:

o Due to the current and prior management fee waiver and the subsidization of the majority of Fund's expenses by the Manager, the performance and expense ratio of the Fund continued to be at a highly competitive level.

o Consistent with previous determinations by the Board of Trustees, the contracted Advisory and Administration fees were both reasonable and well in line with industry standards and the Fund's peer group, being in general below those of comparable Funds. As of March 31, 2002, the Fund's gross management fee was 0.50 of 1 % versus the average and median of 0.57 and 0.55 of 1%, respectively, of those of competing funds.

o Since inception of the Fund in 1992, the Manager has spent approximately $2 million on subsidization of Fund expenses to ensure that the Fund has a competitive return. The waiver and expense reimbursement by the Manager would continue until such time that the Fund reaches a size significant enough that these fees and expenses can be phased in without adversely affecting the Fund and its performance.

o A comparison of the Fund's net operating expenses vis-a-vis comparable funds reflected that most of the comparable funds have higher expense structures than the Fund, based upon data provided by outside consultants and fund financial reports. The Fund's net expense ratio of 0.38 of 1% was also significantly lower than the 0.84 of 1% average and 0.85 of 1% median for all front-end load shares of single-state municipal bond funds (466 funds).

o The overall nature and quality of the services provided by the Manager had historically been, and continued to be, very high.

o The proposal was representative of a trend within the mutual fund industry.

o The Fund has traditionally had a relatively low net ratio of expenses. The Manager has assured through subsidization that the Fund has had consistent performance relative to comparable funds

o The Manager has had increasing costs of its operations, particularly within the past year due to its internalization of the Fund's portfolio research and management function. Being relieved of Fund Accounting costs would assist the Manager in retaining experienced investment professionals and would also assist in the Manager's maintaining new and/or upgraded systems and other technology investments and related support and in providing resources for compliance with the new regulatory and other requirements, an area of growing criticality for all mutual fund companies.

o The Fund currently has no competitors in the Utah single-state municipal bond fund marketplace. Upcoming tax law changes (in January 2003) could very well be attractive to competitors. It would, therefore, be advantageous for the Manager to assist in growing the Fund as quickly as possible in order to achieve economies of scale and ensure the Fund's viability for the long-term future.

o The Manager had agreed to share the costs with the Fund relating to the proxy statement preparation.

o Due to the Manager's subsidization, the proposed change would have no current impact on the Fund's net expense ratio.

o        If the Fund's asset size increases, the cost of Fund
         Accounting services as a percentage of its operating expenses will be well within the range of expense ratios of comparable funds and is not expected to adversely affect its competitive position in the future.


         Having reviewed this information and having determined that it was reliable, the Board of Trustees and independent Trustees determined that a new revised and amended Advisory and Administration Agreement should be approved and recommended to the shareholders, who in turn, also approved it.

Underwriting Commissions


         During the fiscal years ended June 30, 2002, 2001 and 2000, the aggregate dollar amount of sales charges on sales of Class A Shares of the Fund was $290,990, $70,153 and $53,367, respectively, and the amount retained by the Distributor was $23,394, $8,277 and $8,298, respectively.


         In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, "Commissions"), in amounts that vary with the size of the sales charge as follows:

         Sales Charge as
         Percentage                         Commissions
         of Public                          as Percentage
         Offering                           of Offering
         Price                              Price

         4.00%                              3.00%
         3.75%                              3.00%
         3.50%                              2.75%
         3.25%                              2.75%
         3.00%                              2.50%
         2.50%                              2.25%

Distribution Plan

         The Fund's Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

         For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager, Adviser or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

Provisions Relating to Class A Shares (Part I)

         Part I of the Plan applies only to the Front-Payment Class Shares ("Class A Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part I of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.20 of 1% of the average annual net assets of the Fund represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Front-Payment Class Shares.

         The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part I is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940
Act) of the outstanding voting securities of the Fund to which Part I applies.
Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by
Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class A Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions Relating to Class C Shares (Part II)

         Part II of the Plan applies only to the Level-Payment Shares Class ("Class C Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part II of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part II is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level-Payment Class Shares. Part II has continued, and will, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class C Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions Relating to Class I Shares (Part III)

         Part III of the Plan applies only to the Financial Intermediary Class Shares ("Class I Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part III of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III ("Class I Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Class I Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class I Permitted Payments") to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), a rate fixed from time to time by the Board of Trustees, initially 0.10 of 1% of the average annual net assets of the Fund represented by the Class I Shares, but not more than 0.25 of 1% of such assets. Such payments shall be made only out of the Fund's assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part III is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class I Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

         Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments;
(ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders;
(iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

         The Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

         The Plan defines as the Fund's Independent Trustees those Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

         The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Fund.

Payments Under the Plan


         During the fiscal year ended June 30, 2002, payments were made only under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made under Part III or Part IV of the Plan.


Payments to Qualified Recipients

         During the fiscal year ended June 30, 2002, $94,336 was paid to Qualified Recipients under Part I of the Plan, and $33,866 was paid to Qualified Recipients under Part II. Of these amounts, $2,694 and $17,585, respectively, were paid as compensation to the Distributor and $91,642 and $27,569, respectively, were paid as compensation to other Qualified Recipients, most of whom are broker/dealers. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to other Qualified Recipients.


         Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient's expenses in providing distribution, retention and/or shareholder servicing assistance to the Fund and, accordingly, are not regarded as reimbursement of such expenses.

Shareholder Services Plan

         The Fund has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares and Class I Shares of the Fund of "Service Fees" within the meaning of the Conduct Rules of the National Association of Securities Dealers, Inc. The Services Plan applies only to the Class C Shares and Class I Shares of the Fund (regardless of whether either such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Part I)

         As used in Part I of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Fund.

         Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor.


         During the fiscal year ended June 30, 2002, $2,694 was paid to the Distributor under Part I of the Plan.


Provisions for Financial Intermediary Class Shares (Part II)

         As used in Part II of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Fund.


         Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. No Class I Shares were outstanding during the year ended June 30, 2002.


General Provisions

         While the Services Plan is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor paid or accrued during such quarter. In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

         The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

         While the Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics

         The Fund, the Manager the Sub-Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes.

Transfer Agent, Custodian and Auditors

         The Fund's Shareholder Servicing Agent (transfer agent) is PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.


         The Fund's Custodian, Bank One Trust Company, N.A.,
1111 Polaris Parkway, Columbus, Ohio 43240, is responsible for holding the Fund's assets.


         The Fund's auditors, KPMG LLP, 757 Third Avenue, New York, New York, 10017, perform an annual audit of the Fund's financial statements.

                    Brokerage Allocation and Other Practices


         During the fiscal years ended June 30, 2002, 2001 and 2000, all of the Fund's transactions were principal transactions and no brokerage commissions were paid.


         The following provisions regarding brokerage allocation and other practices relating to purchases and sales of the Fund's securities are contained in the Advisory and Administration Agreement. It provides that the Manager shall select such broker/dealers ("dealers") as shall, in the Manager's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Manager shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Manager determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Manager is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Manager determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Manager's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Manager is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Fund. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Manager or its other clients.

                                  Capital Stock

         The Fund has four classes of shares.

         * Front-Payment Class Shares ("Class A Shares") are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases. Class A Shares are subject to a fee under the Fund's Distribution Plan at the rate of 0.20 of 1% of the average annual net assets represented by the Class A Shares.

         * Level-Payment Class Shares ("Class C Shares") are offered to anyone at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC"); this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made.

         * Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.


         * Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently up to 0.10 of 1% of such net assets, and a services fee of up to 0.25 of 1% of such assets.


         The Fund's four classes of shares differ in their different sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All four classes represent interests in the same portfolio of Utah Double-Exempt Obligations and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.

         At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment, whether or not affecting the rights of the shareholders, may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Fund, except that the Fund's Board of Trustees may change the name of the Fund.

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). Shares are fully paid and non-assessable, except as set forth in the next paragraph; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

         The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust such as the Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust does, however, contain an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund itself would be unable to meet its obligations. In the event the Fund had two or more Series, and if any such Series were to be unable to meet the obligations attributable to it (which, as is the case with the Fund, is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence. The Fund believes that the liklihood of such circumstances arising is relatively remote.

                   Purchase, Redemption, and Pricing of Shares

         The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

Sales Charges for Purchases of $1 Million or More of Class A  Shares


         You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares include:


                  (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser;

                  (ii) Class A Shares issued to a single purchaser in a single purchase when the value of the purchase, together with the value of the purchaser's other CDSC Class A Shares and Class A Shares on which a sales charge has been paid, equals or exceeds $1 million; and

                  (iii) Class A Shares purchased with the proceeds of redemption of shares of another investment company when special dealer arrangements are in effect.

          CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under "General" below.

Broker/Dealer Compensation - Class A Shares

         Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

         If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special contingent deferred sales charge upon redemption.

         You will pay 1% of the shares' redemption or purchase value, whichever is less, if you redeem within the first two years after purchase, and 0.50 of 1% of that value if you redeem within the third or fourth year.

         This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent (see "Reduced Sales Charges for Certain Purchases of Class A Shares"). This special charge will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares or to CDSC Class A Shares held for longer than four years. When redeeming shares, the Agent will redeem the CDSC Class A Shares held the longest, unless otherwise instructed. If you own both CDSC and non-CDSC Class A Shares, the latter will be redeemed first.


         The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be one month less than the full 48 depending on when your actual purchase was made. If you exchange your CDSC Class A Shares for shares of an Aquila money-market fund (see "Exchange Privilege" below), running of the 48-month holding period for those exchanged shares will be suspended.


Broker/Dealer Compensation - CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

                                               Amount Distributed to
                                               Broker/Dealer as a Percentage
Amount of Purchase                             of Purchase Price


$1 million but less than $2.5 million          1%

$2.5 million but less than $5 million          0.50 of 1%

$5 million or more                             0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares

         Right of Accumulation

         "Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of Class A Shares previously purchased with a sales charge, together with Class A Shares of your subsequent purchase, also with a sales charge, amounts to $25,000 or more.

         Letters of Intent

         "Single purchasers" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, within a thirteen month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased within 90 days prior to the Distributor's receipt of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.

         General

         Class A Shares may be purchased without a sales charge by:

         *        the Fund's Trustees and officers,
         * the directors, officers and certain employees, retired employees and representatives of the Adviser and Distributor and their parents and/or affiliates,
         *        selected dealers and brokers and their officers and employees,
         *        certain persons connected with firms providing legal,
                  advertising or public relations assistance,
         *        certain family members of, and plans for the benefit
                  of, the foregoing and
         * plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

          Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

          Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

         The Fund permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

         A qualified group is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative, including a registered broker-dealer that is acting as a registered investment adviser or certified financial planner for investors participating in comprehensive fee programs (but not any other broker-dealer), which

     (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

     (ii) gives  its  endorsement  or  authorization   (if  it  is  a  group  or
          association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

    (iii) complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.

         At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

         Certain Investment Companies

         Class A Shares of the Fund may be purchased without sales charge from proceeds of a redemption, made within 120 days prior to such purchase, of shares of an investment company (not a member of the Aquilasm Group of Funds) on which a sales charge, including a contingent deferred sales charge, has been paid. Additional information is available from the Distributor.

         To qualify, follow these special procedures:

     1. Send a completed New Account Application and payment for the shares to be purchased directly to the Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017-2513. Do not send this material to the address indicated on the New Account Application.



     2. Your completed New Account Application must be accompanied by evidence satisfactory to the Distributor that you, as the prospective shareholder, have made a qualifying redemption in an amount at least equal to the net asset value of the Class A Shares to be purchased.

          Satisfactory evidence includes a confirmation of the date and the amount of the redemption from the investment company, its transfer agent or the investor's broker or dealer, or a copy of the investor's account statement with the investment company reflecting the redemption transaction.

     3. Complete and return to the Distributor a Transfer Request Form, which is available from the Distributor.

         The Fund reserves the right to alter or terminate this privilege at any time without notice. The Prospectus will be supplemented to reflect such alteration or termination.

         Special Dealer Arrangements

         The Distributor (not the Fund) will pay to any dealer with which it has made prior arrangements and which effects a purchase of Class A Shares of the Fund from the proceeds of a qualifying redemption of the shares of an investment company (not a member of the Aquilasm Group of Funds) up to 1% of the purchase price. These shares are called "Special CDSC Class A Shares."

         Redemption of Special CDSC Class A Shares

         You will not be subject to any sales charge at the time of purchase.

         If you redeem all or part of your Special CDSC Class A Shares during the two years after you purchase them, you must pay a special contingent deferred sales charge upon redemption.

         You will pay 1% of the shares' redemption or purchase value, whichever is less, if you redeem within the first year after purchase, and 0.50 of 1% of that value if you redeem within the second year.

         This special charge will not apply to shares acquired through the reinvestment of dividends or distributions on Special CDSC Class A Shares or to Special CDSC Class A Shares held for longer than two years. When redeeming shares, the Agent will redeem the Special CDSC Class A Shares held the longest, unless otherwise instructed. If you own both Special CDSC and non-CDSC Class A Shares, the latter will be redeemed first.

         The Fund will treat all Special CDSC Class A Shares purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the two-year holding period will end on the first business day of the 24th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be one month less than the full 24 depending on when your actual purchase was made. If you exchange your Special CDSC Class A Shares for shares of an Aquila money-market fund, running of the 24-month holding period for those exchanged shares will be suspended.

Additional Compensation for Broker/Dealers

         The Distributor may compensate broker/dealers, above the normal sales commissions, in connection with sales of any class of shares. However, broker/dealers may receive levels of compensation which differ as between classes of shares sold.

         The Distributor, not the Fund, will pay these additional expenses. Therefore, the price you pay for shares and the amount that the Fund receives from your payment will not be affected.

         Additional compensation may include full or partial payment for:

         *        advertising of the Fund's shares;
         * payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives; and/or
         * other prizes or financial assistance to broker/dealers conducting their own seminars or conferences.

         Such compensation may be limited to broker/dealers whose representatives have sold or are expected to sell significant amounts of the Fund's shares. However, broker/dealers may not use sales of the Fund's shares to qualify for additional compensation to the extent such may be prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc.

         The cost to the Distributor of such promotional activities and such payments to participating dealers will not exceed the amount of the sales charges in respect of sales of all classes of shares of the Fund effected through such participating dealers, whether retained by the Distributor or reallowed to participating dealers. Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan

         You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares or Class Y Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares or Class I Shares.

         Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of Class A Shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.

         Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

         You may obtain Share certificates for full Class A Shares only if you make a written request to the Agent. All share certificates previously issued by the Fund represent Class A Shares. If you lose the certificates, you may incur delay and expense when redeeming shares or having the certificates reissued.

         Share certificates will not be issued:

         *        for fractional Class A Shares;
         * if you have selected Automatic Investment or Telephone Investment for Class A Shares; or
         * if you have selected Expedited Redemption. However, if you specifically request, Class A Share certificates will be issued with a concurrent automatic suspension of Expedited Redemption on your account.

         Share certificates will not be issued for Class C Shares, Class Y Shares or Class I Shares.

Reinvestment Privilege


         If you reinvest proceeds of a redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.


         The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

         Reinvestment will not alter the tax consequences of your original redemption.

Exchange Privilege

         There is an exchange privilege as set forth below among this Fund, certain tax-free municipal bond funds and the equity fund (together with the Fund, the "Bond or Equity Funds") and certain money-market funds (the "Money-Market Funds"), all of which are sponsored by Aquila Management Corporation and Aquila Distributors, Inc., and have the same Manager or Administrator and Distributor as the Fund. All exchanges are subject to certain conditions described below. As of the date of this SAI, the Aquila-sponsored Bond or Equity Funds are Aquila Rocky Mountain Equity Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund; the Aquila Money-Market Funds are Capital Cash Management Trust, Capital Cash U.S. Government Securities Trust, Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares) and Pacific Capital U.S. Government Securities Cash Assets Trust (Original Shares).


         Generally, you can exchange shares of a given class of a Bond or Equity Fund including the Fund for shares of the same class of any other Bond or Equity Fund, or for shares of any Money-Market Fund, without the payment of a sales charge or any other fee, and there is no limit on the number of exchanges you can make from fund to fund. This exchange privilege is available to Class I Shares to the extent that other Aquila-sponsored funds are made available to its customers by a financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary. The following important information should be noted:


         (1) CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

         If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

         (2) Extension of Holding Periods by Owning Money-Market Funds. Any period of 30 days or more during which Money-Market Fund shares received on an exchange of CDSC Class A Shares or Class C Shares are held is not counted in computing the applicable holding period for CDSC Class A Shares or Class C Shares.

         (3) Originally Purchased Money-Market Fund Shares. Shares of a Money-Market Fund (and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares) acquired directly in a purchase (or in exchange for Money-Market Fund shares that were themselves directly purchased), rather than in exchange for shares of a Bond or Equity Fund, may be exchanged for shares of any class of any Bond or Equity Fund that the investor is otherwise qualified to purchase, but the shares received in such an exchange will be subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange for Money-Market Fund shares. If the shares received in exchange are shares that would be subject to a CDSC if purchased directly, the holding period governing the CDSC will run from the date of the exchange, not from the date of the purchase of Money-Market Fund shares.

         This Fund, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

         All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

         The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:


                             800-437-1000 toll free


         Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

         Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Fund's shares.

         An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period; no representation is made as to the deductibility of any such loss should such occur.

         Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free money-market fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Government Securities Cash Assets Trust and Capital Cash U.S. Government Securities Trust (which invest in U.S. Government obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.

         If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Conversion of Class C Shares

         Conversion of Class C Shares into Class A Shares will be effected at relative net asset values on the first business day of the month following that in which the sixth anniversary of your purchase of the Class C Shares occurred, except as noted below. Accordingly, the holding period applicable to your Class C Shares may be up to one month more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond Funds or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila Bond or Equity funds. The six-year holding period will be suspended by one month for each period of thirty days during which you hold shares of a Money-Market Fund you have received in exchange for Class C Shares under the Exchange Privilege.


"Transfer on Death" ("TOD") Registration (Not Available for Class I Shares)

         Each of the funds in the Aquilasm Group of Funds now permits registration of its shares in beneficiary form, subject to the funds' rules governing Transfer on Death ("TOD") registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a "TOD State"; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of the Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days' notice to TOD account owners, contain important information regarding TOD accounts with the Fund; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares' not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

          You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, most states are TOD States.

Computation of Net Asset Value

         The net asset value of the shares of each of the Fund's classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Fund's net assets allocable to each class by the total number of its shares of such class then outstanding. Securities having a remaining maturity of less than sixty days when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. All other portfolio securities are valued at the mean between bid and asked quotations which, for Utah Double-Exempt Obligations, may be obtained from a reputable pricing service or from one or more broker/dealers dealing in Utah Double-Exempt Obligations, either of which may, in turn, obtain quotations from broker/dealers or banks which deal in specific issues. However, since Utah Double-Exempt Obligations are ordinarily purchased and sold on a "yield" basis by banks or dealers which act for their own account and do not ordinarily make continuous offerings, quotations obtained from such sources may be subject to greater fluctuations than is warranted by prevailing market conditions. Accordingly, some or all of the Utah Double-Exempt Obligations in the Fund's portfolio may be priced, with the approval of the Fund's Board of Trustees, by differential comparisons to the market in other municipal bonds under methods which include consideration of the current market value of tax-free debt instruments having varying characteristics of quality, yield and maturity. Any securities or assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. In the case of Utah Double-Exempt Obligations, such procedures may include "matrix" comparisons to the prices for other tax-free debt instruments on the basis of the comparability of their quality, yield, maturity and other special factors, if any, involved. With the approval of the Fund's Board of Trustees, the Adviser may at its own expense and without reimbursement from the Fund employ a pricing service, bank or broker-dealer experienced in such matters to perform any of the above described functions.

Reasons for Differences in Public Offering Price

         As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that
(i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

         The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Fund. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Limitation of Redemptions in Kind

         The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

                           Additional Tax Information

Certain Exchanges

         If you incur a sales commission on a purchase of shares of one mutual fund (the original fund) and then sell such shares or exchange them for shares of a different mutual fund without having held them at least 91 days, you must reduce the tax basis for the shares sold or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase your gain or reduce your loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor's basis for the fund shares acquired in the exchange or later acquired.

Tax Status of the Fund

         During its last fiscal year, the Fund qualified as a "regulated investment company" under the Internal Revenue Code and intends to continue such qualification. A regulated investment company is not liable for federal income taxes on amounts paid by it as dividends and distributions.

         The Code, however, contains a number of complex qualifying tests. Therefore, it is possible, although not likely, that the Fund might not meet one or more of these tests in any particular year. If the Fund fails to qualify, it would be treated for tax purposes as an ordinary corporation. As a consequence, it would receive no tax deduction for payments made to shareholders and would be unable to pay dividends and distributions which would qualify as "exempt-interest dividends" or "capital gains dividends."

Tax Effects of Redemptions

         Normally, when you redeem shares of the Fund you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. If you are required to pay a contingent deferred sales charge at the time of redemption, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. Your gain or loss will be long-term if you held the redeemed shares for over one year and short-term if for a year or less. Long-term capital gains are currently taxed at a maximum rate of 20% and short-term gains are currently taxed at ordinary income tax rates. However, if shares held for six months or less are redeemed and you have a loss, two special rules apply: the loss is reduced by the amount of exempt-interest dividends, if any, which you received on the redeemed shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed shares.

Tax Effect of Conversion

         When Class C Shares automatically convert to Class A Shares, approximately six years after purchase, you will recognize no gain or loss. Your adjusted tax basis in the Class A Shares you receive upon conversion will equal your adjusted tax basis in the Class C Shares you held immediately before conversion. Your holding period for the Class A Shares you receive will include the period you held the converted Class C Shares.

                                  Underwriters

         Aquila Distributors, Inc. acts as the Fund's principal underwriter in the continuous public offering of all of the Fund's classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. Payments of the amounts listed below for the fiscal year ended June 30, 2002 were as follows:


Name of           Net Under-        Compensation      Brokerage         Other
Principal         writing           on Redemptions    Commissions       Compen-
Underwriter       Discounts         and                                 sation
                  And               Repurchases
                  Commissions

Aquila             $23,394          None              None              None(*)
Distributors
Inc.

(*) Amounts paid to the Distributor under the Fund's Distribution Plan are for compensation.

                                   Performance

         As noted in the Prospectus, the Fund may from time to time quote various performance figures to illustrate its past performance.


         Performance quotations by investment companies are subject to rules of the Securities and Exchange Commission ("SEC"). These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on these standardized methods and are computed separately for each of the Fund's classes of shares. Each of these and other methods that may be used by the Fund are described in the following material. Prior to April 6, 1996, the Fund had outstanding only one class of shares, which are currently designated "Class A Shares." On that date the Fund began to offer shares of two other classes, Class C Shares and Class Y Shares. During some of the historical periods listed below, there were no Class C Shares or Class Y Shares outstanding. Class I Shares were first offered on January 31, 1998 and none were outstanding during the periods listed.


Total Return

         Average annual total return is determined by finding the average annual compounded rates of return over 1-, 5- and 10-year periods and a period since the inception of operations that would equate an initial hypothetical $1,000 investment in shares of each of the Fund's classes to the value such an investment would have if it were completely redeemed at the end of each such period.

         In the case of Class A Shares, the calculation assumes the maximum sales charge is deducted from the hypothetical initial $1,000 purchase. In the case of Class C Shares, the calculation assumes the applicable contingent deferred sales charge ("CDSC") imposed on a redemption of Class C Shares held for the period is deducted. In the case of Class Y Shares, the calculation assumes that no sales charge is deducted and no CDSC is imposed. For all classes, it is assumed that on each reinvestment date during each such period any capital gains are reinvested at net asset value, and all income dividends are reinvested at net asset value, without sales charge (because the Fund does not impose any sales charge on reinvestment of dividends for any class). The computation further assumes that the entire hypothetical account was completely redeemed at the end of each such period.

         Investors should note that the maximum sales charge (4%) reflected in the following quotations for Class A Shares is a one time charge, paid at the time of initial investment. The greatest impact of this charge is during the early stages of an investment in the Fund. Actual performance will be affected less by this one time charge the longer an investment remains in the Fund. Sales charges at the time of purchase are payable only on purchases of Class A Shares of the Fund.



Average Annual Compounded Rates of Return for the period ended June 30, 2002:

                          Class A Shares    Class C Shares      Class Y Shares
One Year

Return before taxes       2.95%             5.31%                   7.41%

Return after taxes on     ***%                                      ***%
distributions

Return after taxes on     ***%                                      ***%
distributions and
redemptions

Five Years

Return before taxes       4.31%             4.12%                   5.32%

Return after taxes on     ***%                                      ***%
distributions

Return after taxes on     ***%                                      ***%
distributions and
redemptions

Ten Years or since
inception (whichever is
shorter)

Return before taxes       5.41%             4.64% (1)               5.94% (1)

Return after taxes on     ***%                                      ***% (1)
distributions

Return after taxes on     ***%                                      ***% (1)
distributions and
redemptions

 (1) Period from May 21, 1996 (inception of class) through June 30, 2002.

Average Annual Total Return

         These figures were calculated according to the following SEC formulas:

                              P(1+T)n  = ERV
where
         P        =        a hypothetical initial payment of $1,000

         T        =        average annual total return

         n        =        number of years

ERV ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- and 10-year periods or the period since inception, at the end of each such period.


 Average Annual Total Return after Taxes on Distributions-

         A class's average annual total return after taxes on distributions is computed according to the following formula:
                                 P(1+T)n = ATVD

Where:            P= a hypothetical initial payment of $1,000

                  T= average annual total return (after taxes on distributions)

                  n = number of years


           ATVD =ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or the period since inception), after federal taxes at the maximum rate on distributions but not after federal taxes on redemption. The effect of state and local taxes is not included.



Average Annual Total Return after Taxes on Distributions and Redemptions-

                                 P(1+T)n = ATVDR

Where:            P= a hypothetical initial payment of $1,000

                  T= average annual total return (after taxes on distributions)

                  n = number of years

         The Fund may quote total rates of return in addition to its average annual total return for each of its classes of shares. Such quotations are computed in the same manner as the Fund's average annual compounded rate, except that such quotations will be based on the Fund's actual return for a specified period as opposed to its average return over the periods described above.

Average Annual Total Return for the period ended June 30, 2002:

                          Class A Shares      Class C Shares     Class Y Shares

One Year                  ***%                ***%               ***%

Five Years                ***%                ***%               ***%

Ten Years or since        ***%                ***% (1)           ***% (1)
inception (whichever is
shorter)


 (1) Period from May 21, 1996 (inception of class) through June 30, 2002.

Yield
         Current yield reflects the income per share earned by the Fund's portfolio investments. Current yield is determined by dividing the net investment income per share earned for each of the Fund's classes of shares during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of each class during the base period net of fee waivers and reimbursements of expenses, if any.

         The Fund may also quote a taxable equivalent yield for each of its classes of shares which shows the taxable yield that would be required to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yield is computed by dividing that portion of the yield of the Fund (computed as indicated above) which is tax-exempt by one minus the highest applicable combined Federal and Utah income tax rate (and adding the result to that portion of the yield of the Fund that is not tax-exempt, if any).


         The Utah and the combined Utah and Federal income tax rates upon which the Fund's tax equivalent yield quotations are based are 7.0% and 40.97%, respectively. The latter rate reflects currently-enacted Federal income tax law. From time to time, as any changes to such rates become effective, tax equivalent yield quotations advertised by the Fund will be updated to reflect such changes. Any tax rate increases will tend to make a tax-free investment, such as the Fund, relatively more attractive than taxable investments. Therefore, the details of specific tax increases may be used in Fund sales material.



Yield for the 30-day period ended June 30, 2002 (the date of the Fund's most recent audited financial statements):

                  Class A Shares        Class C Shares           Class Y Shares

Yield             4.21%                 3.46%                    4.46%

Taxable
Equivalent
Yield             7.51%                 6.18%                    7.96%

         These figures were obtained using the Securities and Exchange Commission formula:
                                                     6
                                 Yield = 2 [(a-b  +1) -1]
                                             ---
                                             cd
         where:

         a = interest earned during the period

         b = expenses accrued for the period (net of waivers and reimbursements)

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends

         d = the maximum offering price per share on the last day of the period


Current Distribution Rate

         Current yield and tax equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable equivalent distribution rate. The current distribution rate is computed by (i) dividing the total amount of dividends per share paid by the Fund during a recent 30-day period by (ii) the current maximum offering price and by (iii) annualizing the result. A taxable equivalent distribution rate shows the taxable distribution rate that would be required to produce an after-tax distribution rate equivalent to the Fund's current distribution rate (calculated as indicated above). The current distribution rate can differ from the current yield computation because it could include distributions to shareholders from additional sources (i.e., sources other than dividends and interest), such as short-term capital gains.

                                   APPENDIX A
                      DESCRIPTION OF MUNICIPAL BOND RATINGS

Municipal Bond Ratings

         Standard & Poor's. A Standard & Poor's municipal obligation rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II. Nature of and provisions of the obligation;

     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

         AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     Moody's Investors Service. A brief description of the applicable Moody's Investors Service rating symbols and their meanings follows:

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

         Moody's Short Term Loan Ratings - There are four rating categories for short-term obligations, all of which define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 through MIG 4. In the case of variable rate demand obligations (VRDOs), two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When no rating is applied to the long or short-term aspect of a VRDO, it will be designated NR. Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issuer's specific structural or credit features.

         MIG1/VMIG1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG2/VMIG2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG3/VMIG3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG4/VMIG4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Fitch Investors Service. A brief description of the applicable Fitch Investors Service rating symbols and their meanings follows:

AAA
Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC', or to Short-term ratings other than `F1'.

`NR' indicates that Fitch does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable` could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Short-Term Obligations

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                             TAX-FREE FUND FOR UTAH
                            PART C: OTHER INFORMATION

     (a) Financial Statements:

               Included in Part A:
               Financial Highlights

               Incorporated by reference into Part B:
               Report of Independent
                  Auditors
               Statement of Investments as of June 30, 2002
               Statement of Assets and Liabilities as of
                  June 30, 2002
               Statement of Operations for the period ended
                  June 30, 2002
               Statement of Changes in Net Assets for the
                  periods ended June 30, 2002 and 2001
               Notes to Financial Statements


ITEM 23 Exhibits:

         (a) Declaration of Trust (i)

         (b) By-laws (v)

         (c) Instruments defining rights of shareholders

             The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). Shares are fully paid and non-assessable, except as set forth under the caption "General Information" in the Additional Statement; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

             At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Fund except that the Fund's Board of Trustees may change the name of the Fund. The Fund may be terminated (i) upon the sale of its assets to another issuer, or (ii) upon liquidation and distribution of the assets of the Fund, in either case if such action is approved by the vote of the holders of a majority of the outstanding shares of the Fund.

         (d) (i) Advisory and Administration Agreement (viii)

         (d) (ii) Sub-Advisory Agreement (iv)

         (e) (i) Distribution Agreement (v)

         (e) (ii) Sales Agreement for Brokerage Firms (iii)

         (e) (iii) Sales Agreement for Financial
                               Institutions (iii)

         (e) (iv) Sales Agreement for Investment
                                 Advisers (iii)

         (e) (v) Shareholder Services Agreement (viii)

         (f) Not applicable

         (g) Custody Agreement (iii)

         (h) (a) Transfer Agency Agreement (iii)

         (i) (i) Opinion of Fund counsel (iii)

         (i) (ii) Consent of Fund Counsel (viii)

         (j) Consent of independent auditors (to be filed by amendment)

         (k) Not applicable

         (l) Not Applicable

         (m) (a) Distribution Plan (iii)

         (m) (b) Shareholder Services Plan (iii)

         (n) Plan Pursuant to Rule 18f-3 (iii)

         (o) Reserved

         (p) Codes of Ethics

          (i)  The Fund (vi)
          (ii) The Manager and Distributor(vi)

   (i) Filed as an exhibit to Registrant's Post-Effective
       Amendment No. 6 dated May 21, 1996, and
       incorporated herein by reference.

  (ii) Filed as an exhibit to Registrant's Post-Effective
       Amendment No. 7 dated October 29, 1996 and incorporated herein by reference.

 (iii) Filed as an exhibit to Registrant's Post-Effective
       Amendment No. 8 dated October 29, 1997 and incorporated herein by reference.

  (iv) Filed as an exhibit to Registrant's Post-Effective
       Amendment No. 9 dated October 28, 1998 and incorporated herein by reference.

   (v) Filed as an exhibit to Registrant's Post-Effective
       Amendment No. 10 dated October 28, 1999 and incorporated herein by reference.

  (vi) Filed as an exhibit to Registrant's Post-Effective
       Amendment No. 11 dated October 27, 2000 and incorporated herein by reference.

 (vii) Filed as an exhibit to Registrant's Post-Effective
       Amendment No. 12 dated August 29, 2001 and incorporated herein by reference.

(viii) Filed herewith.

ITEM 24. Persons Controlled By Or Under Common Control With
         Registrant

         None

ITEM 25. Indemnification

         Subdivision (c) of Section 12 of Article SEVENTH of Registrant's Declaration of Trust, filed as Exhibit 1 to Registrant's Initial Registration Statement dated January 30, 1991, is incorporated herein by reference.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. Business and Other Connections of Investment Advisers

         The business and other connections of Aquila Management Corporation, the Fund's Investment Adviser and Administrator is set forth in the prospectus (Part A); the business and other connections of Mr. Lacy B. Herrmann, its controlling shareholder are set forth in the Statement of Additional Information (Part B). For information as to the business, profession, vocation, or employment of a substantial nature of its Directors and officers, reference is made to the Form ADV filed by it under the Investment Advisers Act of 1940.


ITEM 27. Principal Underwriters

(a) Aquila Distributors, Inc. serves as principal underwriter to the following Funds, including the Registrant: Capital Cash Management Trust, Capital Cash U.S. Government Securities Trust, Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Narragansett Insured Tax-Free Income Fund, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Prime Cash Fund, Tax-Free Fund For Utah, Tax-Free Fund of Colorado, Tax-Free Trust of Arizona, Aquila Rocky Mountain Equity Fund, Aquila Cascadia Equity Fund and Tax-Free Trust of Oregon.

(b) For information about the directors and officers of Aquila Distributors, Inc., reference is made to the Form BD filed by it under the Securities Exchange Act of 1934.

(c)      Not applicable.

ITEM 28. Location of Accounts and Records

         All such accounts, books, and other documents are maintained by the Manager, the Sub-Adviser, the custodian, and the transfer agent, whose addresses appear on the back cover pages of the Prospectus and Statement of Additional Information.

ITEM 29. Management Services

         Not applicable.

ITEM 30. Undertakings

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

     (d) Registrant undertakes that so long as its By-Laws do not provide for regular annual meetings of the shareholders of Registrant, the shareholders of Registrant shall have such rights, and Registrant, its Board of Trustees, and its Trustees shall have such obligations as would exist if Registrant were a common law trust covered by Section 16(c) of the Investment Company Act of 1940. In the event that the Registrant has outstanding two or more Series, each such Series shall be considered as if it were a separate common law trust covered by said
         Section 16(c). However, Registrant may at any time or from time to time apply to the Commission for one or more exemptions from all or part of said Section 16(c) and, if an exemptive order or orders are issued by the Commission, such order or orders shall be deemed part of said
         Section 16(c) for the purpose of this undertaking.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement or Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 29th day of August, 2002.

                             TAX-FREE FUND FOR UTAH
                                  (Registrant)


                             By  /s/ Lacy B. Herrmann
                                Lacy B. Herrmann
                                Chairman of the Board


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or Amendment has been signed below by the following persons in the capacities and on the date indicated.

     SIGNATURE                     TITLE                    DATE

/s/Lacy B. Herrmann                                    8/29/02
______________________     Chairman of                ___________
   Lacy B. Herrmann        the Board and Trustee
                           (Principal Executive
                           Officer)
/s/Diana P. Herrmann                                   8/29/02
______________________     Trustee                    ___________
   Diana P. Herrmann


/s/Gary C. Cornia                                      8/29/02
______________________     Trustee                    ___________
    Gary C. Cornia


/s/William L. Ensign                                   8/29/02
______________________     Trustee                    ___________
   William L. Ensign


/s/Anne J. Mills                                       8/29/02
______________________     Trustee                    ___________
    Anne J. Mills



/s/Rose F. Marotta                                     8/29/02
______________________  Chief Financial Officer       ___________
   Rose F. Marotta      (Principal Financial and
                         Accounting Officer)

                             TAX-FREE FUND FOR UTAH
                                  EXHIBIT INDEX


     Number         Name of Exhibit

     (d)  (i) Advisory and Administration
              Agreement

     (e)  (v) Shareholder Services Agreement

     (i) (ii) Consent of Fund Counsel

     (j) (ii) Consent of independent auditors (to be filed by amendment)